UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: January 31

Date of reporting period: January 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

January 31, 2015

Annual Repor t

QS Legg Mason

Lifestyle Series

QS Legg Mason Lifestyle Allocation 85%

QS Legg Mason Lifestyle Allocation 70%

QS Legg Mason Lifestyle Allocation 50%

QS Legg Mason Lifestyle Allocation 30%

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

QS Legg Mason Lifestyle Series

QS Legg Mason Lifestyle Series (formerly Legg Mason Lifestyle Series) (“Lifestyle Series”) consists of four separate investment funds (the “Funds”), each with its own investment objective and policies. Each Fund offers different levels of potential return and involves different levels of risk.

The Funds are separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Legg Mason Lifestyle Series (formerly Legg Mason Lifestyle Series) for the twelve-month reporting period ended January 31, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Funds’ reporting period and to learn how those conditions have affected each Fund’s performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

February 27, 2015

II	QS Legg Mason Lifestyle Series

Investment commentary

Economic review

Despite weakness in early 2014, the U.S. economy expanded at a solid pace during the twelve months ended January 31, 2015 (the “reporting period”). The U.S. Department of Commerce reported that in the first quarter of 2014, U.S. gross domestic product (“GDP”)i contracted 2.1%. This was the first negative GDP report in three years and partially attributed to severe winter weather. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%. The rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. The economy then gained further momentum as third quarter GDP growth was 5.0%, its strongest reading since the third quarter of 2003. This was driven by contributions from PCE, exports, nonresidential fixed investment and government spending. After the reporting period ended, the U.S. Department of Commerce’s second estimate showed that fourth quarter 2014 GDP growth was 2.2%. The deceleration in growth primarily reflected an upturn in imports, a downturn in federal government spending and moderating nonresidential fixed investments.

The U.S. manufacturing sector was another tailwind for the economy. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 51.3 in January 2014, the PMI generally rose over the next several months, reaching a high of 59.0 in August, its best reading since March 2011. Manufacturing activity then moderated over the balance of the reporting period and the PMI was 53.5 in January 2015.

The improving U.S. job market was another factor supporting the overall economy during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.7%. Unemployment generally declined during the reporting period and fell to 5.6% in December 2014, the lowest level since June 2008. Unemployment then ticked up to 5.7% in January 2015.

Growth outside the U.S. was mixed. In its January 2015 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “Global growth will receive a boost from lower oil prices, which reflect to an important extent higher supply. But this boost is projected to be more than offset by negative factors, including investment weakness as adjustment to diminished expectations about medium-term growth continues in many advanced and emerging market economies.” From a regional perspective, the IMF said 2014 growth was 0.8% in the Eurozone, versus -0.5% in 2013. Japan’s economy expanded 0.1% in 2014, compared to 1.6% in 2013. Elsewhere, the IMF said that overall growth in emerging market countries decelerated in 2014, with growth of 4.4% versus 4.7% in 2013.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. During its meeting that concluded on December 17, 2014, the Fed said that “Based on its current assessment, the Committee judges that it can be patient … to maintain the 0 to 1/4 percent target range for the federal funds rate for a considerable time….” Finally, at its meeting that ended on January 28, 2015, the Fed said “Based on its current assessment, the Committee judges that it can be patient in beginning to normalize the stance of monetary policy.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In November 2013, before the beginning of the reporting period, the ECB cut rates from 0.50% to a new record low of 0.25%. On June 5, 2014, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation: The ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. Finally, on January 22, 2015, the ECB announced that beginning in March 2015 it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China cut the rate to 5.6% on November 21, 2014 in an effort to stimulate growth.

QS Legg Mason Lifestyle Series	III

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

February 27, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

IV	QS Legg Mason Lifestyle Series

Funds overview

QS Legg Mason Lifestyle Series (the “Lifestyle Series”) consists of four portfolio investment options (the “Funds”), each of which is a “fund of funds” that invests in a combination of equity and fixed-income mutual funds. The Lifestyle Series offers a mix of equity funds categorized according to average market capitalization (size), investing style (e.g., value, core or growth) and global exposure (e.g., U.S. and/or international stocks). The various options within the Lifestyle Series also offer a mix of bond asset classes such as U.S. and foreign government debt, corporate bonds, high-yield debt and emerging market debt — each of which carries a varying degree of risk/reward potential.

Q. What were the overall market conditions during the Funds’ reporting period?

A. 2014 can be divided into two halves. The first half of the year was a continuation of the easy money induced, low volatility environment where risk was encouraged. The second half of the year marked the return of risk aversion and market turbulence. This shift was driven initially by concerns about the eventual effects of Federal Reserve Board’s (“Fed”)i tapering and about slow growth in Japan and Europe. However, geopolitical events like the Greek vote and Saudi Arabia’s refusal to cut oil supply added uncertainty and fueled more volatility toward the end of the year.

Despite the end of year volatility, U.S. equities delivered strong returns. The Russell 1000 Indexii of large cap U.S. stocks returned 13.76% for the reporting period. Small cap stocks started gaining momentum later in the reporting period, returning 4.41% for the reporting period as represented by the Russell 2000 Indexiii. Non-U.S. stocks were negatively affected by the strong dollar. The Fed’s tapering of unconventional monetary policy supported the dollar, causing it to rise. For the twelve-months ended January 31, 2015, the MSCI EAFE Indexiv returned -0.43%.

On the fixed income side, the market consensus that interest rates were going to rise was wrong once again. Despite the Fed tapering, interest rates declined over 2014, especially in the latter half of the year, propelling bonds upward. Remember, bond prices move in the opposite direction of yields so when yields go down, bond prices go up. As a result, the Barclays U.S. Aggregate Indexv of investment grade bonds rose 6.61% for the reporting period. Unlike investment grade bonds, high yield bonds were hurt by the increase in volatility and drop in oil prices at the end of the year. Lower oil prices put revenue pressure on oil drilling and oil services companies, whose bonds make up a large share of the high yield bond universe. In reaction, high yield credit spreads moved up to levels not seen since 2012.

One of the most significant market events of 2014 was the rapid and precipitous drop in oil prices at the end of the year. The primary cause of this drop was Saudi Arabia’s refusal to cut its oil production to support the price of oil. Historically, the Organization of the Petroleum Exporting Countries (“OPEC”) and Saudi Arabia in particular have managed the global price of oil by adjusting their level of production. However, new sources of oil from the U.S. Shale Oil Fields and non-OPEC members, such as Russia, have been pumping freely without any regard to the impact on OPEC. In an effort to impose market discipline and regain market share, Saudi Arabia has abandoned its role as the guardian of oil prices and declared that market forces should determine the price of oil. This is a tectonic shift in a longstanding market dynamic and it left oil market participants and investors uncertain about the implications of the change. This uncertainty is fueling market volatility.

Q. How did we respond to these changing market conditions?

A. Throughout the reporting period we were underweight investment grade fixed income due to indications of strong economic growth in the U.S. and the potential for interest rates to rise as the Fed tapered its quantitative easing program. In the first half of the reporting period, we over-weighted large cap U.S. equities to benefit from accelerating growth in the U.S. Around the middle of 2014 we underweighted U.S. large cap and over-weighted high yield and international equity. U.S. equity appeared fully valued and we found better value in international equities and high yield. International equity valuations appeared reasonable and central banks in Europe and Japan are continuing their easing programs. In addition, the European Central Bank (“ECB”)vi is contemplating a formal quantitative easing program where the ECB would purchase European Sovereign bonds. Quantitative Easing should be positive for European equities. High yield spreads were very narrow at the beginning of 2014, but they widened out in the latter half of the reporting period. As a result, we initiated an overweight in high yield after spreads widened.

QS Legg Mason Lifestyle Series 2015 Annual Report	1

Funds overview (cont’d)

QS Legg Mason Lifestyle Allocation 85%

Target Asset Allocation1

QS Legg Mason Lifestyle Allocation 85% seeks capital appreciation by seeking to maintain a target allocation of 85% of its assets in underlying funds that invest principally in equity securities and 15% in underlying funds that invest principally in fixed-income securities.

Performance review

For the twelve months ended January 31, 2015, Class A shares of QS Legg Mason Lifestyle Allocation 85%, excluding sales charges, returned 4.11%. The Fund’s unmanaged benchmarks, the Barclays U.S. Aggregate Index, the Russell 3000 Indexvii and the Lifestyle Allocation 85% Composite Benchmarkviii, returned 6.61%, 12.99% and 7.81%, respectively, over the same time frame. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average2 returned 6.82% for the same period.

Performance Snapshot as of January 31, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
QS Legg Mason Lifestyle Allocation 85%:
Class A	-1.46%	4.11%
Class B3	-1.90%	3.19%
Class C	-1.83%	3.45%
Class R	-1.54%	N/A
Class I	-1.34%	4.43%
Barclays U.S. Aggregate Index	4.36%	6.61%
Russell 3000 Index	4.38%	12.99%
Lifestyle Allocation 85% Composite Benchmark	1.91%	7.81%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average[2]	0.27%	6.82%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance of Class R shares for the twelve-month period is not shown because the inception date for this share class was June 2, 2014.

The portfolio managers periodically adjust the allocation of the Fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and fixed-income markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Fund is not expected to be invested in all of the underlying funds at any time. The Fund may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range4 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s current prospectus dated June 1, 2014, the gross total annual operating expense ratios for Class A, Class B, Class C, Class R and Class I shares were 1.42%, 2.30%, 2.08%, 1.57% and 1.18%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

The Target Asset Allocation set forth above represents an approximate mix of investments for QS Legg Mason Lifestyle Allocation 85%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment range of the Fund may be changed, from time to time, without prior notice to shareholders.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 174 funds for the six-month period and among the 169 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[4]	The Target Range is the percentage range, as stated by the prospectus, within which the Fund may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Fund invests.

2	QS Legg Mason Lifestyle Series 2015 Annual Report

QS Legg Mason Lifestyle Allocation 70%

Target Asset Allocation1

QS Legg Mason Lifestyle Allocation 70% seeks long-term growth of capital by seeking to maintain a target allocation of 70% of its assets in underlying funds that invest principally in equity securities and 30% in underlying funds that invest principally in fixed-income securities.

Performance review

For the twelve months ended January 31, 2015, Class A shares of QS Legg Mason Lifestyle Allocation 70%, excluding sales charges, returned 4.55%. The Fund’s unmanaged benchmarks, the Barclays U.S. Aggregate Index, the Russell 3000 Index and the Lifestyle Allocation 70% Composite Benchmarkix, returned 6.61%, 12.99% and 7.93%, respectively, over the same time frame. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average2 returned 7.50% for the same period.

Performance Snapshot as of January 31, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
QS Legg Mason Lifestyle Allocation 70%:
Class A	-0.96%	4.55%
Class B3	-1.42%	3.57%
Class C	-1.34%	3.83%
Class R	-1.09%	N/A
Class I	-0.83%	4.86%
Barclays U.S. Aggregate Index	4.36%	6.61%
Russell 3000 Index	4.38%	12.99%
Lifestyle Allocation 70% Composite Benchmark	2.47%	7.93%
Lipper Mixed-Asset Target Allocation Growth Funds Category Average[2]	1.30%	7.50%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance of Class R shares for the twelve-month period is not shown because the inception date for this share class was June 2, 2014.

The portfolio managers periodically adjust the allocation of the Fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and fixed-income markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Fund is not expected to be invested in all of the underlying funds at any time. The Fund may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range4 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s current prospectus dated June 1, 2014, the gross total annual operating expense ratios for Class A, Class B, Class C, Class R and Class I shares were 1.32%, 2.24%, 2.01%, 1.54% and 1.21%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

The Target Asset Allocation set forth above represents an approximate mix of investments for QS Legg Mason Lifestyle Allocation 70%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment range of the Fund may be changed, from time to time, without prior notice to shareholders.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 577 funds for the six-month period and among the 563 funds for the twelve-month period in the Fund’s Lipper category.

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[4]	The Target Range is the percentage range, as stated by the prospectus, within which the Fund may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Fund invests.

QS Legg Mason Lifestyle Series 2015 Annual Report	3

Funds overview (cont’d)

QS Legg Mason Lifestyle Allocation 50%

Target Asset Allocation1

QS Legg Mason Lifestyle Allocation 50% seeks a balance of growth of capital and income by seeking to maintain a target allocation of 50% of its assets in underlying funds that invest principally in equity securities and 50% in underlying funds that invest principally in fixed-income securities.

Performance review

For the twelve months ended January 31, 2015, Class A shares of QS Legg Mason Lifestyle Allocation 50%, excluding sales charges, returned 4.51%. The Fund’s unmanaged benchmarks, the Barclays U.S. Aggregate Index, the Russell 1000 Index and the Lifestyle Allocation 50% Composite Benchmarkx, returned 6.61%, 13.76% and 7.43%, respectively, over the same time frame. The Lipper Mixed-Asset Target Allocation Moderate Funds Category Average2 returned 6.19% for the same period.

Performance Snapshot as of January 31, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
QS Legg Mason Lifestyle Allocation 50%:
Class A	-0.41%	4.51%
Class B3	-0.94%	3.50%
Class C	-0.78%	3.76%
Class R	-0.65%	N/A
Class I	-0.28%	N/A
Barclays U.S. Aggregate Index	4.36%	6.61%
Russell 1000 Index	4.35%	13.76%
Lifestyle Allocation 50% Composite Benchmark	2.94%	7.43%
Lipper Mixed-Asset Target Allocation Moderate Funds Category Average[2]	0.73%	6.19%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance of Class R and Class I shares for the twelve-month period are not shown because the inception dates for these share classes were June 2, 2014 and July 25, 2014, respectively.

The portfolio managers periodically adjust the allocation of the Fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and fixed-income markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Fund is not expected to be invested in all of the underlying funds at any time. The Fund may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range4 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s current prospectus dated June 1, 2014, the gross total annual operating expense ratios for Class A, Class B, Class C, Class R and Class I shares were 1.24%, 2.17%, 1.97%, 1.50% and 0.90%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

The Target Asset Allocation set forth above represents an approximate mix of investments for QS Legg Mason Lifestyle Allocation 50%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment range of the Fund may be changed, from time to time, without prior notice to shareholders.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 555 funds for the six-month period and among the 536 funds for the twelve-month period in the Fund’s Lipper category.

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[4]	The Target Range is the percentage range, as stated by the prospectus, within which the Fund may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Fund invests.

4	QS Legg Mason Lifestyle Series 2015 Annual Report

QS Legg Mason Lifestyle Allocation 30%

Target Asset Allocation1

QS Legg Mason Lifestyle Allocation 30% seeks income as a primary objective and long-term growth of capital as a secondary objective by seeking to maintain a target allocation of 30% of its assets in underlying funds that invest principally in equity securities and 70% in underlying funds that invest principally in fixed-income.

Performance review

For the twelve months ended January 31, 2015, Class A shares of QS Legg Mason Lifestyle Allocation 30%, excluding sales charges, returned 4.81%. The Fund’s unmanaged benchmarks, the Barclays U.S. Aggregate Index, the Russell 1000 Index and the Lifestyle Allocation 30% Composite Benchmarkxi, returned 6.61%, 13.76% and 6.89%, respectively, over the same time frame. The Lipper Mixed-Asset Target Allocation Conservative Funds Category Average2 returned 5.19% for the same period.

Performance Snapshot as of January 31, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
QS Legg Mason Lifestyle Allocation 30%:
Class A	0.07%	4.81%
Class B3	-0.36%	4.01%
Class C	-0.45%	3.92%
Class C1[4]	-0.30%	4.21%
Class R	-0.19%	N/A
Class I	0.08%	4.89%
Barclays U.S. Aggregate Index	4.36%	6.61%
Russell 1000 Index	4.35%	13.76%
Lifestyle Allocation 30% Composite Benchmark	3.21%	6.89%
Lipper Mixed-Asset Target Allocation Conservative Funds Category Average[2]	0.85%	5.19%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance of Class R shares for the six-month period is not shown because the inception date for this share class was June 2, 2014.

The portfolio managers periodically adjust the allocation of the Fund’s assets among different Legg Mason-affiliated funds depending upon the portfolio managers’ outlook for the equity and fixed-income markets in general, particular sectors of such markets and the performance outlook for the underlying funds. The Fund is not expected to be invested in all of the underlying funds at any time. The Fund may change its allocations among the underlying funds and may vary the allocation between equity and fixed-income funds within the Target Range5 without prior notice to shareholders.

Total Annual Operating Expenses† (unaudited)

As of the Fund’s current prospectus dated June 1, 2014, the gross total annual operating expense ratios for Class A, Class B, Class C, Class C1, Class R and Class I shares were 1.20%, 1.90%, 2.13%, 1.75%, 1.49% and 1.11%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

The Target Asset Allocation set forth above represents an approximate mix of investments for QS Legg Mason Lifestyle Allocation 30%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment range of the Fund may be changed, from time to time, without prior notice to shareholders.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended January 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 374 funds for the six-month period and among the 356 funds for the twelve-month period in the Fund’s Lipper category.

[3]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[4]

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 (formerly Class C) shares will continue to be available for dividend reinvestment and incoming exchanges.

[5]	The Target Range is the percentage range, as stated by the prospectus, within which the Fund may make tactical changes to its equity funds/fixed-income funds allocation.

†	Includes expenses of the underlying funds in which the Fund invests.

QS Legg Mason Lifestyle Series 2015 Annual Report	5

Funds overview (cont’d)

Q. What were the leading contributors to performance?

A. Taking into account both the underlying fund returns and their weightings within the Funds, the leading contributors to absolute performance were the four large cap U.S. equity funds (QS Batterymarch U.S. Large Cap Equity Fund, Legg Mason BW Diversified Large Cap Value Fund, ClearBridge Appreciation Fund and ClearBridge Aggressive Growth Fund).

In relative terms (i.e., relative to each fund’s specific benchmark), the leading contributors to performance were QS Batterymarch International Equity Fund, QS Batterymarch U.S. Large Cap Equity Fund and Western Asset Core Plus Bond Fund.

Q. What were the leading detractors from performance?

A. Among the other underlying funds, the funds that were the largest detractors to absolute performance (taking into account both the underlying fund returns and their weightings within the portfolios) were the QS Legg Mason Strategic Real Return Fund and the Clearbridge International Value Fund.

In relative terms (i.e., relative to each fund’s specific benchmark), the leading detractors from performance were the same funds, QS Legg Mason Strategic Real Return Fund and Clearbridge International Value Fund.

Q. Were there any significant changes to the Funds during the reporting period?

A. There were no significant changes to the Funds during the reporting period.

Thank you for your investment in the QS Legg Mason Lifestyle Series. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Funds’ investment goals.

Sincerely,

Y. Wayne Lin

Portfolio Manager

QS Legg Mason Global Asset Allocation, LLC

Thomas Picciochi

Portfolio Manager

QS Legg Mason Global Asset Allocation, LLC

Ellen Tesler

Portfolio Manager

QS Legg Mason Global Asset Allocation, LLC

February 17, 2015

RISKS: Mutual funds are subject to risk, including possible loss of principal. Because these Funds have exposure to both stocks and bonds through the underlying funds in which they invest, the Funds may underperform stock funds when stocks are in favor, and underperform bond funds when bonds are in favor. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Funds’ share prices. International stocks are subject to certain risks, including currency fluctuations and changes in political and economic conditions; these risks are heightened for investments in emerging markets; small and mid-cap stocks often experience sharper price fluctuations than stocks of large-cap companies; high-yield securities are lower-rated issues and inherently more risky than higher-rated securities.

Each Fund in the Lifestyle Series is a “fund of funds” — meaning it invests in other underlying funds. There are additional risks and other expenses associated with Funds that invest in other mutual funds rather than directly in portfolio securities. In addition to a Fund’s operating expenses, an investment will indirectly bear the operating expenses of the underlying funds. Each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. This may lead to the distribution of higher capital gains to shareholders, increasing their tax liability. Certain of the underlying funds may sell securities short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Investment in underlying funds that invest in real estate-related securities (including real estate investment trusts) expose a fund to risk similar to investing directly in real estate. The value of these underlying investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment. In addition, some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Funds’ prospectus for a more complete discussion of these and other risks, and the Funds’ investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	QS Legg Mason Lifestyle Series 2015 Annual Report

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

iii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

iv	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.
viii

The Lifestyle Allocation 85% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Barclays U.S. Aggregate Index and 5% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index. The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix

The Lifestyle Allocation 70% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Barclays U.S. Aggregate Index and 5% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index.

[x]

The Lifestyle Allocation 50% Composite Benchmark is a hypothetical representation of the performance of the Portfolio’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Barclays U.S. Aggregate Index and 7% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index.

xi

The Lifestyle Allocation 30% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 17% Russell 1000 Index, 7% Russell 2000 Index, 6% MSCI EAFE Index, 60% Barclays U.S. Aggregate Index and 10% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index.

QS Legg Mason Lifestyle Series 2015 Annual Report	7

Funds at a glance (unaudited)

QS Legg Mason Lifestyle Allocation 85% Breakdown† (%) as of — January 31, 2015

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
10.2 Legg Mason Partners Equity Trust — QS Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Consumer Discretionary Health Care Financials Industrials
10.2 Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Health Care Consumer Discretionary Industrials
10.0 Legg Mason Global Asset Management Trust — Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	Financials Information Technology Industrials Energy Health Care
9.3 Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Information Technology Consumer Discretionary Energy Industrials
9.3 Legg Mason Partners Equity Trust — ClearBridge International Value Fund, Class IS Shares	Financials Industrials Materials Information Technology Consumer Discretionary
9.0 Legg Mason Global Asset Management Trust — QS Batterymarch International Equity Fund, Class IS Shares	Financials Consumer Discretionary Health Care Industrials Consumer Staples
7.1 Legg Mason Global Asset Management Trust — QS Legg Mason Strategic Real Return Fund, Class IS Shares	U.S. Treasury Inflation Protected Securities Investments In Underlying Funds Financials Consumer Discretionary Information Technology

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
6.9 Legg Mason Partners Equity Trust — ClearBridge Small Cap Growth Fund, Class IS Shares	Information Technology Health Care Industrials Consumer Discretionary Financials
6.9 The Royce Fund — Royce Value Fund, Institutional Class Shares	Consumer Discretionary Information Technology Financials Energy Materials
6.1 Western Asset Funds, Inc. — Western Asset Core Plus Bond Fund, Class IS Shares	Corporate Bonds & Notes Mortgage-backed Securities U.S. Government & Agency Obligations Collateralized Mortgage Obligations Sovereign Bonds
5.3 Western Asset Funds, Inc. — Western Asset Total Return Unconstrained Fund, Class IS Shares	Corporate Bonds & Notes U.S. Government & Agency Obligations Collateralized Mortgage Obligations Asset-backed Securities Sovereign Bonds
5.1 Legg Mason Partners Equity Trust — ClearBridge Mid Cap Core Fund, Class IS Shares	Consumer Discretionary Financials Information Technology Industrials Health Care
4.6 Western Asset Funds, Inc. — Western Asset High Yield Fund, Class IS Shares	Energy Consumer Discretionary Industrials Materials Financials

8	QS Legg Mason Lifestyle Series 2015 Annual Report

QS Legg Mason Lifestyle Allocation 70% Breakdown† (%) as of — January 31, 2015

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
14.7 Western Asset Funds, Inc. — Western Asset Core Plus Bond Fund, Class IS Shares	Corporate Bonds & Notes Mortgage-backed Securities U.S. Government & Agency Obligations Collateralized Mortgage Obligations Sovereign Bonds
11.5 Western Asset Funds, Inc. — Western Asset Total Return Unconstrained Fund, Class IS Shares	Corporate Bonds & Notes U.S. Government & Agency Obligations Collateralized Mortgage Obligations Asset-backed Securities Sovereign Bonds
8.9 Legg Mason Partners Equity Trust — QS Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Consumer Discretionary Health Care Financials Industrials
8.9 Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Health Care Consumer Discretionary Industrials
8.8 Legg Mason Global Asset Management Trust — Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	Financials Information Technology Industrials Energy Health Care
8.1 Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Information Technology Consumer Discretionary Energy Industrials

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
7.1 Legg Mason Partners Equity Trust — ClearBridge International Value Fund, Class IS Shares	Financials Industrials Materials Information Technology Consumer Discretionary
7.0 Legg Mason Global Asset Management Trust — QS Legg Mason Strategic Real Return Fund, Class IS Shares	U.S. Treasury Inflation Protected Securities Investments In Underlying Funds Financials Consumer Discretionary Information Technology
6.2 Legg Mason Global Asset Management Trust — QS Batterymarch International Equity Fund, Class IS Shares	Financials Consumer Discretionary Health Care Industrials Consumer Staples
4.9 Western Asset Funds, Inc. — Western Asset High Yield Fund, Class IS Shares	Energy Consumer Discretionary Industrials Materials Financials
4.8 Legg Mason Partners Equity Trust — ClearBridge Small Cap Growth Fund, Class IS Shares	Information Technology Health Care Industrials Consumer Discretionary Financials
4.7 The Royce Fund — Royce Value Fund, Institutional Class Shares	Consumer Discretionary Information Technology Financials Energy Materials
4.4 Legg Mason Partners Equity Trust — ClearBridge Mid Cap Core Fund, Class IS Shares	Consumer Discretionary Financials Information Technology Industrials Health Care

QS Legg Mason Lifestyle Series 2015 Annual Report	9

Funds at a glance (unaudited) (cont’d)

QS Legg Mason Lifestyle Allocation 50% Breakdown† (%) as of — January 31, 2015

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
29.9 Western Asset Funds, Inc. — Western Asset Core Plus Bond Fund, Class IS Shares	Corporate Bonds & Notes Mortgage-backed Securities U.S. Government & Agency Obligations Collateralized Mortgage Obligations Sovereign Bonds
13.8 Western Asset Funds, Inc. — Western Asset Total Return Unconstrained Fund, Class IS Shares	Corporate Bonds & Notes U.S. Government & Agency Obligations Collateralized Mortgage Obligations Asset-backed Securities Sovereign Bonds
6.9 Legg Mason Global Asset Management Trust — QS Legg Mason Strategic Real Return Fund, Class IS Shares	U.S. Treasury Inflation Protected Securities Investments In Underlying Funds Financials Consumer Discretionary Information Technology
6.8 Western Asset Funds, Inc. — Western Asset High Yield Fund, Class IS Shares	Energy Consumer Discretionary Industrials Materials Financials
6.1 Legg Mason Partners Equity Trust — QS Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Consumer Discretionary Health Care Financials Industrials
6.0 Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Health Care Consumer Discretionary Industrials

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
6.0 Legg Mason Global Asset Management Trust — Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	Financials Information Technology Industrials Energy Health Care
5.2 Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Information Technology Consumer Discretionary Energy Industrials
4.3 Legg Mason Global Asset Management Trust — QS Batterymarch International Equity Fund, Class IS Shares	Financials Consumer Discretionary Health Care Industrials Consumer Staples
4.2 Legg Mason Partners Equity Trust — ClearBridge International Value Fund, Class IS Shares	Financials Industrials Materials Information Technology Consumer Discretionary
3.7 Legg Mason Partners Equity Trust — ClearBridge Small Cap Growth Fund, Class IS Shares	Information Technology Health Care Industrials Consumer Discretionary Financials
3.7 The Royce Fund — Royce Value Fund, Institutional Class Shares	Consumer Discretionary Information Technology Financials Energy Materials
3.4 Legg Mason Partners Equity Trust — ClearBridge Mid Cap Core Fund, Class IS Shares	Consumer Discretionary Financials Information Technology Industrials Health Care

10	QS Legg Mason Lifestyle Series 2015 Annual Report

QS Legg Mason Lifestyle Allocation 30% Breakdown† (%) as of — January 31, 2015

As a Percent of Total Long-Term Investments

% of Total Long-Term Investments	Top 5 Sectors
44.7 Western Asset Funds, Inc. — Western Asset Core Plus Bond Fund, Class IS Shares	Corporate Bonds & Notes Mortgage-backed Securities U.S. Government & Agency Obligations Collateralized Mortgage Obligations Sovereign Bonds
15.5 Western Asset Funds, Inc. — Western Asset Total Return Unconstrained Fund, Class IS Shares	Corporate Bonds & Notes U.S. Government & Agency Obligations Collateralized Mortgage Obligations Asset-backed Securities Sovereign Bonds
9.3 Western Asset Funds, Inc. — Western Asset High Yield Fund, Class IS Shares	Energy Consumer Discretionary Industrials Materials Financials
6.9 Legg Mason Global Asset Management Trust — QS Legg Mason Strategic Real Return Fund, Class IS Shares	U.S. Treasury Inflation Protected Securities Investments In Underlying Funds Financials Consumer Discretionary Information Technology
4.7 Legg Mason Global Asset Management Trust — QS Batterymarch International Equity Fund, Class IS Shares	Financials Consumer Discretionary Health Care Industrials Consumer Staples

†	Subject to change at any time.

% of Total Long-Term Investments	Top 5 Sectors
3.5 Legg Mason Partners Equity Trust — QS Batterymarch U.S. Large Cap Equity Fund, Class IS Shares	Information Technology Consumer Discretionary Health Care Financials Industrials
3.5 Legg Mason Partners Equity Trust — ClearBridge Appreciation Fund, Class IS Shares	Information Technology Financials Health Care Consumer Discretionary Industrials
3.4 Legg Mason Global Asset Management Trust — Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares	Financials Information Technology Industrials Energy Health Care
3.0 Legg Mason Partners Equity Trust — ClearBridge Mid Cap Core Fund, Class IS Shares	Consumer Discretionary Financials Information Technology Industrials Health Care
2.9 The Royce Fund — Royce Value Fund, Institutional Class Shares	Consumer Discretionary Information Technology Financials Energy Materials
2.6 Legg Mason Partners Equity Trust — ClearBridge Aggressive Growth Fund, Class IS Shares	Health Care Information Technology Consumer Discretionary Energy Industrials

QS Legg Mason Lifestyle Series 2015 Annual Report	11

Funds expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2014 and held for the six months ended January 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
QS Legg Mason Lifestyle Allocation 85%	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	QS Legg Mason Lifestyle Allocation 85%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	-1.46%	$1,000.00	$985.40	0.53%	$2.65	Class A	5.00%	$1,000.00	$1,022.53	0.53%	$2.70
Class B	-1.90	1,000.00	981.00	1.44	7.19	Class B	5.00	1,000.00	1,017.95	1.44	7.32
Class C	-1.83	1,000.00	981.70	1.21	6.04	Class C	5.00	1,000.00	1,019.11	1.21	6.16
Class R	-1.54	1,000.00	984.60	0.73	3.65	Class R	5.00	1,000.00	1,021.53	0.73	3.72
Class I	-1.34	1,000.00	986.60	0.25	1.25	Class I	5.00	1,000.00	1,023.95	0.25	1.28

[1]	For the six months ended January 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

12	QS Legg Mason Lifestyle Series 2015 Annual Report

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2014 and held for the six months ended January 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
QS Legg Mason Lifestyle Allocation 70%	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	QS Legg Mason Lifestyle Allocation 70%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	-0.96%	$1,000.00	$990.40	0.48%	$2.41	Class A	5.00%	$1,000.00	$1,022.79	0.48%	$2.45
Class B	-1.42	1,000.00	985.80	1.41	7.06	Class B	5.00	1,000.00	1,018.10	1.41	7.17
Class C	-1.34	1,000.00	986.60	1.19	5.96	Class C	5.00	1,000.00	1,019.21	1.19	6.06
Class R	-1.09	1,000.00	989.10	0.73	3.66	Class R	5.00	1,000.00	1,021.53	0.73	3.72
Class I	-0.83	1,000.00	991.70	0.18	0.90	Class I	5.00	1,000.00	1,024.30	0.18	0.92

[1]	For the six months ended January 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

QS Legg Mason Lifestyle Series 2015 Annual Report	13

Funds expenses (unaudited) (cont’d)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2014 and held for the six months ended January 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
QS Legg Mason Lifestyle Allocation 50%	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	QS Legg Mason Lifestyle Allocation 50%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	-0.41%	$1,000.00	$995.90	0.47%	$2.36	Class A	5.00%	$1,000.00	$1,022.84	0.47%	$2.40
Class B	-0.94	1,000.00	990.60	1.38	6.92	Class B	5.00	1,000.00	1,018.25	1.38	7.02
Class C	-0.78	1,000.00	992.20	1.21	6.08	Class C	5.00	1,000.00	1,019.11	1.21	6.16
Class R	-0.65	1,000.00	993.50	0.75	3.77	Class R	5.00	1,000.00	1,021.42	0.75	3.82
Class I	-0.28	1,000.00	997.20	0.07	0.35	Class I	5.00	1,000.00	1,024.85	0.07	0.36

[1]	For the six months ended January 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

14	QS Legg Mason Lifestyle Series 2015 Annual Report

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2014 and held for the six months ended January 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Funds with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
QS Legg Mason Lifestyle Allocation 30%	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]	QS Legg Mason Lifestyle Allocation 30%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	0.07%	$1,000.00	$1,000.70	0.49%	$2.47	Class A	5.00%	$1,000.00	$1,022.74	0.49%	$2.50
Class B	-0.36	1,000.00	996.40	1.18	5.94	Class B	5.00	1,000.00	1,019.26	1.18	6.01
Class C	-0.45	1,000.00	995.50	1.28	6.44	Class C	5.00	1,000.00	1,018.75	1.28	6.51
Class C1	-0.30	1,000.00	997.00	1.00	5.03	Class C1	5.00	1,000.00	1,020.16	1.00	5.09
Class R	-0.19	1,000.00	998.10	0.76	3.83	Class R	5.00	1,000.00	1,021.37	0.76	3.87
Class I	0.08	1,000.00	1,000.80	0.29	1.46	Class I	5.00	1,000.00	1,023.74	0.29	1.48

[1]	For the six months ended January 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B, Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

QS Legg Mason Lifestyle Series 2015 Annual Report	15

Fund performance (unaudited)

QS Legg Mason Lifestyle Allocation 85%

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class R†	Class I
Twelve Months Ended 1/31/15	4.11%	3.19%	3.45%	N/A	4.43%
Five Years Ended 1/31/15	11.16	10.27	10.63	N/A	11.55
Ten Years Ended 1/31/15	5.12	4.48	4.60	N/A	N/A
Inception* through 1/31/15	—	—	—	-1.46%	14.10

With sales charges[2]	Class A	Class B	Class C	Class R†	Class I
Twelve Months Ended 1/31/15	-1.87%	-1.81%	2.45%	N/A	4.43%
Five Years Ended 1/31/15	9.85	10.13	10.63	N/A	11.55
Ten Years Ended 1/31/15	4.50	4.48	4.60	N/A	N/A
Inception* through 1/31/15	—	—	—	-1.46%	14.10

Cumulative total returns
Without sales charges[1]
Class A (1/31/05 through 1/31/15)	64.70%
Class B (1/31/05 through 1/31/15)	55.06
Class C (1/31/05 through 1/31/15)	56.74
Class R (Inception date of 6/2/14 through 1/31/15)	-1.46
Class I (Inception date of 12/16/08 through 1/31/15)	124.43

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not Annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares and Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B, C, R and I shares is February 5, 1996, February 5, 1996, February 5, 1996, June 2, 2014 and December 16, 2008, respectively.

16	QS Legg Mason Lifestyle Series 2015 Annual Report

QS Legg Mason Lifestyle Allocation 85%

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of QS Legg Mason Lifestyle Allocation 85% vs. Benchmark Indices† — January 2005 - January 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of QS Legg Mason Lifestyle Allocation 85% on January 31, 2005, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2015. The hypothetical illustration also assumes a $10,000 investment in the Barclays U.S. Aggregate Index, Russell 3000 Index, and Lifestyle Allocation 85% Composite Benchmark. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Lifestyle Allocation 85% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Barclays U.S. Aggregate Index and 5% Barclays U.S. High Yield — 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

QS Legg Mason Lifestyle Series 2015 Annual Report	17

Fund performance (unaudited) (cont’d)

QS Legg Mason Lifestyle Allocation 70%

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class R†	Class I
Twelve Months Ended 1/31/15	4.55%	3.57%	3.83%	N/A	4.86%
Five Years Ended 1/31/15	10.40	9.47	9.76	N/A	10.65
Ten Years Ended 1/31/15	5.34	4.69	4.76	N/A	N/A
Inception* through 1/31/15	—	—	—	-0.89%	4.60

With sales charges[2]	Class A	Class B	Class C	Class R†	Class I
Twelve Months Ended 1/31/15	-1.44%	-1.43%	2.83%	N/A	4.86%
Five Years Ended 1/31/15	9.11	9.33	9.76	N/A	10.65
Ten Years Ended 1/31/15	4.71	4.69	4.76	N/A	N/A
Inception* through 1/31/15	—	—	—	-0.89%	4.60

Cumulative total returns
Without sales charges[1]
Class A (1/31/05 through 1/31/15)	68.17%
Class B (1/31/05 through 1/31/15)	58.09
Class C (1/31/05 through 1/31/15)	59.24
Class R (Inception date of 6/2/14 through 1/31/15)	-0.89
Class I (Inception date of 10/2/07 through 1/31/15)	39.10

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not Annualized.

[1]

Assumes the investments of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares and Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B, C, R and I shares is February 5, 1996, February 5, 1996, February 5, 1996, June 2, 2014 and October 2, 2007, respectively.

18	QS Legg Mason Lifestyle Series 2015 Annual Report

QS Legg Mason Lifestyle Allocation 70%

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of QS Legg Mason Lifestyle Allocation 70% vs. Benchmark Indices† — January 2005 - January 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of QS Legg Mason Lifestyle Allocation 70% on January 31, 2005, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2015. The hypothetical illustration also assumes a $10,000 investment in the Barclays U.S. Aggregate Index, Russell 3000 Index, and Lifestyle Allocation 70% Composite Benchmark. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Lifestyle Allocation 70% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Barclays U.S. Aggregate Index and 5% Barclays U.S. High Yield — 2% Issuer Cap Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

QS Legg Mason Lifestyle Series 2015 Annual Report	19

Fund performance (unaudited) (cont’d)

QS Legg Mason Lifestyle Allocation 50%

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class R†	Class I†
Twelve Months Ended 1/31/15	4.51%	3.50%	3.76%	N/A	N/A
Five Years Ended 1/31/15	9.08	8.11	8.38	N/A	N/A
Ten Years Ended 1/31/15	5.35	4.65	4.69	N/A	N/A
Inception* through 1/31/15	—	—	—	-0.36%	-1.53%

With sales charges[2]	Class A	Class B	Class C	Class R†	Class I†
Twelve Months Ended 1/31/15	-1.52%	-1.50%	2.76%	N/A	N/A
Five Years Ended 1/31/15	7.81	7.96	8.38	N/A	N/A
Ten Years Ended 1/31/15	4.72	4.65	4.69	N/A	N/A
Inception* through 1/31/15	—	—	—	-0.36%	-1.53%

Cumulative total returns
Without sales charges[1]
Class A (1/31/05 through 1/31/15)	68.32%
Class B (1/31/05 through 1/31/15)	57.55
Class C (1/31/05 through 1/31/15)	58.18
Class R (Inception date of 6/2/14 through 1/31/15)	-0.36
Class I (Re-inception date of 7/25/14 through 1/31/15)	-1.53

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not Annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares and Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B, C, R and I shares is February 5, 1996, February 5, 1996, February 5, 1996, June 2, 2014 and July 25, 2014, respectively.

20	QS Legg Mason Lifestyle Series 2015 Annual Report

QS Legg Mason Lifestyle Allocation 50%

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of QS Legg Mason Lifestyle Allocation 50% vs. Benchmark Indices† — January 2005 - January 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of QS Legg Mason Lifestyle Allocation 50% on January 31, 2005, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2015. The hypothetical illustration also assumes a $10,000 investment in the Barclays U.S. Aggregate Index, Russell 1000 Index, and Lifestyle Allocation 50% Composite Benchmark. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Lifestyle Allocation 50% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Barclays U.S. Aggregate Index and 7% Barclays U.S. High Yield — 2% Issuer Cap Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

QS Legg Mason Lifestyle Series 2015 Annual Report	21

Fund performance (unaudited) (cont’d)

QS Legg Mason Lifestyle Allocation 30%

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class C1♦	Class R†	Class I
Twelve Months Ended 1/31/15	4.81%	4.01%	3.92%	4.21%	N/A	4.89%
Five Years Ended 1/31/15	7.35	6.63	N/A	6.83	N/A	N/A
Ten Years Ended 1/31/15	4.95	4.45	N/A	4.47	N/A	N/A
Inception* through 1/31/15	—	—	5.76	—	0.05%	6.24

With sales charges[2]	Class A	Class B	Class C	Class C1♦	Class R†	Class I
Twelve Months Ended 1/31/15	0.32%	-0.49%	2.92%	3.21%	N/A	4.89%
Five Years Ended 1/31/15	6.43	6.48	N/A	6.83	N/A	N/A
Ten Years Ended 1/31/15	4.49	4.45	N/A	4.47	N/A	N/A
Inception* through 1/31/15	—	—	5.76	—	0.05%	6.24

Cumulative total returns
Without sales charges[1]
Class A (1/31/05 through 1/31/15)	62.09%
Class B (1/31/05 through 1/31/15)	54.60
Class C (Inception date of 8/1/12 through 1/31/15)	15.06
Class C1♦ (1/31/05 through 1/31/15)	54.83
Class R (Inception date of 6/2/14 through 1/31/15)	0.05
Class I (Inception date of 3/15/12 through 1/31/15)	19.09

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not Annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B shares, Class C shares and Class C1♦ shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. The CDSC declines by 0.50% the first year after purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares and Class C1♦ shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

♦	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

*	Inception dates for Class A, B, C, C1♦, R and I shares are February 5, 1996, February 5, 1996, August 1, 2012, February 5, 1996, June 2, 2014 and March 15, 2012, respectively.

22	QS Legg Mason Lifestyle Series 2015 Annual Report

QS Legg Mason Lifestyle Allocation 30%

Historical performance

Value of $10,000 invested in

Class A, B and C1♦ Shares of QS Legg Mason Lifestyle Allocation 30% vs. Benchmark Indices† — January 2005 - January 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A, B and C1♦ shares of QS Legg Mason Lifestyle Allocation 30% on January 31, 2005, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through January 31, 2015. The hypothetical illustration also assumes a $10,000 investment in the Barclays U.S. Aggregate Index, Russell 1000 Index, and Lifestyle Allocation 30% Composite Benchmark. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Lifestyle Allocation 30% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 17% Russell 1000 Index, 7% Russell 2000 Index, 6% MSCI EAFE Index, 60% Barclays U.S. Aggregate Index and 10% Barclays U.S. High Yield — 2% Issuer Cap Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. The Barclays U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B and C1♦ shares’ performance indicated on this chart, depending on whether greater or less sales charges and fees were incurred by shareholders investing in the other classes.

♦	On August 1, 2012, Class C shares were reclassified as C1 shares.

QS Legg Mason Lifestyle Series 2015 Annual Report	23

Schedules of investments

January 31, 2015

QS Legg Mason Lifestyle Allocation 85%

Description		Shares	Value
Investments in Underlying Funds† — 99.9%
Legg Mason Global Asset Management Trust:
Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares		4,008,232	$74,392,794
QS Batterymarch International Equity Fund, Class IS Shares		4,638,654	66,935,776
QS Legg Mason Strategic Real Return Fund, Class IS Shares		4,181,471	52,268,384
Legg Mason Partners Equity Trust:
ClearBridge Aggressive Growth Fund, Class IS Shares		318,448	69,233,760
ClearBridge Appreciation Fund, Class IS Shares		3,817,893	75,250,679
ClearBridge International Value Fund, Class IS Shares		6,859,162	68,660,214
ClearBridge Mid Cap Core Fund, Class IS Shares		1,155,740	37,549,989
ClearBridge Small Cap Growth Fund, Class IS Shares		1,807,258	51,055,047
QS Batterymarch U.S. Large Cap Equity Fund, Class IS Shares		4,623,998	75,741,095
The Royce Fund — Royce Value Fund, Institutional Class Shares		4,549,590	50,727,934
Western Asset Funds, Inc.:
Western Asset Core Plus Bond Fund, Class IS Shares		3,806,458	45,106,525
Western Asset High Yield Fund, Class IS Shares		4,067,462	34,410,728
Western Asset Total Return Unconstrained Fund, Class IS Shares		3,777,048	39,205,759
Total Investments in Underlying Funds before Short-Term Investments (Cost — $528,461,668)			740,538,684

	Rate
Short-Term Investments — 0.2%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $1,342,844)	0.088%	1,342,844	1,342,844
Total Investments — 100.1% (Cost — $529,804,512#)			741,881,528
Liabilities in Excess of Other Assets — (0.1)%			(826,201)
Total Net Assets — 100.0%			$741,055,327

†	Underlying Funds are affiliated with Legg Mason, Inc. and more information about the Underlying Funds is available at www.leggmason.com/individualinvestors.

#	Aggregate cost for federal income tax purposes is $590,258,315.

See Notes to Financial Statements.

24	QS Legg Mason Lifestyle Series 2015 Annual Report

QS Legg Mason Lifestyle Allocation 70%

Description		Shares	Value
Investments in Underlying Funds† — 100.0%
Legg Mason Global Asset Management Trust:
Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares		2,336,022	$43,356,563
QS Batterymarch International Equity Fund, Class IS Shares		2,124,218	30,652,471
QS Legg Mason Strategic Real Return Fund, Class IS Shares		2,767,065	34,588,309
Legg Mason Partners Equity Trust:
ClearBridge Aggressive Growth Fund, Class IS Shares		183,744	39,947,877
ClearBridge Appreciation Fund, Class IS Shares		2,225,033	43,855,394
ClearBridge International Value Fund, Class IS Shares		3,508,676	35,121,849
ClearBridge Mid Cap Core Fund, Class IS Shares		669,989	21,767,954
ClearBridge Small Cap Growth Fund, Class IS Shares		831,643	23,493,913
QS Batterymarch U.S. Large Cap Equity Fund, Class IS Shares		2,694,974	44,143,677
The Royce Fund — Royce Value Fund, Institutional Class Shares		2,093,593	23,343,565
Western Asset Funds, Inc.:
Western Asset Core Plus Bond Fund, Class IS Shares		6,131,035	72,652,769
Western Asset High Yield Fund, Class IS Shares		2,831,370	23,953,391
Western Asset Total Return Unconstrained Fund, Class IS Shares		5,477,460	56,856,034
Total Investments in Underlying Funds before Short-Term Investments (Cost — $367,833,634)			493,733,766

	Rate
Short-Term Investments — 0.1%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $404,835)	0.088%	404,835	404,835
Total Investments — 100.1% (Cost — $368,238,469#)			494,138,601
Liabilities in Excess of Other Assets — (0.1)%			(588,563)
Total Net Assets — 100.0%			$493,550,038

†	Underlying Funds are affiliated with Legg Mason, Inc. and more information about the Underlying Funds is available at www.leggmason.com/individualinvestors.

#	Aggregate cost for federal income tax purposes is $400,414,356.

See Notes to Financial Statements.

QS Legg Mason Lifestyle Series 2015 Annual Report	25

Schedules of investments (cont’d)

January 31, 2015

QS Legg Mason Lifestyle Allocation 50%

Description		Shares	Value
Investments in Underlying Funds† — 100.0%
Legg Mason Global Asset Management Trust:
Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares		1,028,446	$19,087,950
QS Batterymarch International Equity Fund, Class IS Shares		947,319	13,669,807
QS Legg Mason Strategic Real Return Fund, Class IS Shares		1,781,337	22,266,707
Legg Mason Partners Equity Trust:
ClearBridge Aggressive Growth Fund, Class IS Shares		77,047	16,750,696
ClearBridge Appreciation Fund, Class IS Shares		979,574	19,307,407
ClearBridge International Value Fund, Class IS Shares		1,341,498	13,428,392
ClearBridge Mid Cap Core Fund, Class IS Shares		331,246	10,762,178
ClearBridge Small Cap Growth Fund, Class IS Shares		422,933	11,947,862
QS Batterymarch U.S. Large Cap Equity Fund, Class IS Shares		1,186,249	19,430,759
The Royce Fund — Royce Value Fund, Institutional Class Shares		1,064,819	11,872,736
Western Asset Funds, Inc.:
Western Asset Core Plus Bond Fund, Class IS Shares		8,083,710	95,791,965
Western Asset High Yield Fund, Class IS Shares		2,586,110	21,878,488
Western Asset Total Return Unconstrained Fund, Class IS Shares		4,267,547	44,297,142
Total Investments in Underlying Funds before Short-Term Investments (Cost — $253,990,610)			320,492,089

	Rate
Short-Term Investments — 0.1%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $409,019)	0.088%	409,019	409,019
Total Investments — 100.1% (Cost — $254,399,629#)			320,901,108
Liabilities in Excess of Other Assets — (0.1)%			(290,859)
Total Net Assets — 100.0%			$320,610,249

†	Underlying Funds are affiliated with Legg Mason, Inc. and more information about the Underlying Funds is available at www.leggmason.com/individualinvestors.

#	Aggregate cost for federal income tax purposes is $273,323,570.

See Notes to Financial Statements.

26	QS Legg Mason Lifestyle Series 2015 Annual Report

QS Legg Mason Lifestyle Allocation 30%

Description		Shares	Value
Investments in Underlying Funds† — 100.0%
Legg Mason Global Asset Management Trust:
Legg Mason BW Diversified Large Cap Value Fund, Class IS Shares		270,051	$5,012,147
QS Batterymarch International Equity Fund, Class IS Shares		471,287	6,800,670
QS Legg Mason Strategic Real Return Fund, Class IS Shares		805,748	10,071,845
Legg Mason Partners Equity Trust:
ClearBridge Aggressive Growth Fund, Class IS Shares		17,705	3,849,300
ClearBridge Appreciation Fund, Class IS Shares		257,132	5,068,076
ClearBridge Mid Cap Core Fund, Class IS Shares		136,377	4,430,880
QS Batterymarch U.S. Large Cap Equity Fund, Class IS Shares		311,444	5,101,456
The Royce Fund — Royce Value Fund, Institutional Class Shares		383,495	4,275,969
Western Asset Funds, Inc.:
Western Asset Core Plus Bond Fund, Class IS Shares		5,523,007	65,447,633
Western Asset High Yield Fund, Class IS Shares		1,613,550	13,650,629
Western Asset Total Return Unconstrained Fund, Class IS Shares		2,177,209	22,599,430
Total Investments in Underlying Funds before Short-Term Investments (Cost — $120,657,284)			146,308,035

	Rate
Short-Term Investments — 0.1%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $145,131)	0.088%	145,131	145,131
Total Investments — 100.1% (Cost — $120,802,415#)			146,453,166
Liabilities in Excess of Other Assets — (0.1)%			(95,297)
Total Net Assets — 100.0%			$146,357,869

†	Underlying Funds are affiliated with Legg Mason, Inc. and more information about the Underlying Funds is available at www.leggmason.com/individualinvestors.

#	Aggregate cost for federal income tax purposes is $130,210,661.

See Notes to Financial Statements.

QS Legg Mason Lifestyle Series 2015 Annual Report	27

Statements of assets and liabilities

January 31, 2015

	QS Legg Mason Lifestyle Allocation 85%	QS Legg Mason Lifestyle Allocation 70%

Assets:
Investments, at cost	$529,804,512	$368,238,469
Investments, at value	741,881,528	494,138,601
Receivable for Fund shares sold	195,710	113,600
Interest receivable	83	42
Prepaid expenses	62,771	32,445
Total Assets	742,140,092	494,284,688

Liabilities:
Service and/or distribution fees payable	208,159	139,196
Payable for Fund shares repurchased	197,109	204,474
Trustees’ fees payable	4,619	3,046
Accrued expenses	674,878	387,934
Total Liabilities	1,084,765	734,650
Total Net Assets	$741,055,327	$493,550,038

Net Assets:
Par value (Note 7)	$432	$294
Paid-in capital in excess of par value	563,542,901	396,278,126
Undistributed net investment income	217,296	218,792
Accumulated net realized loss on Underlying Funds and capital gain distributions from Underlying Funds	(34,782,318)	(28,847,306)
Net unrealized appreciation on Underlying Funds	212,077,016	125,900,132
Total Net Assets	$741,055,327	$493,550,038

Shares Outstanding:
Class A	38,510,464	25,939,401
Class B	3,123,850	1,546,980
Class C	1,478,521	1,552,721
Class R	573	592
Class I	131,500	330,317

Net Asset Value:
Class A (and redemption price)	$17.23	$16.77
Class B*	$16.28	$17.14
Class C*	$16.38	$17.01
Class R (and redemption price)	$17.20	$16.74
Class I (and redemption price)	$17.18	$16.66

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75% and 5.75%, respectively)	$18.28	$17.79

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

28	QS Legg Mason Lifestyle Series 2015 Annual Report

	QS Legg Mason Lifestyle Allocation 50%	QS Legg Mason Lifestyle Allocation 30%

Assets:
Investments, at cost	$254,399,629	$120,802,415
Investments, at value	320,901,108	146,453,166
Receivable for Fund shares sold	89,048	57,421
Interest receivable	29	9
Prepaid expenses	30,355	31,019
Total Assets	321,020,540	146,541,615

Liabilities:
Service and/or distribution fees payable	90,148	37,295
Payable for Fund shares repurchased	95,765	33,857
Trustees’ fees payable	1,820	930
Accrued expenses	222,558	111,664
Total Liabilities	410,291	183,746
Total Net Assets	$320,610,249	$146,357,869

Net Assets:
Par value (Note 7)	$217	$110
Paid-in capital in excess of par value	271,887,341	135,134,024
Undistributed net investment income	402,621	201,887
Accumulated net realized loss on Underlying Funds and capital gain distributions from Underlying Funds	(18,181,409)	(14,628,903)
Net unrealized appreciation on Underlying Funds	66,501,479	25,650,751
Total Net Assets	$320,610,249	$146,357,869

Shares Outstanding:
Class A	18,884,543	9,780,927
Class B	977,714	474,061
Class C	1,374,872	223,473
Class C1	—	364,878
Class R	678	1,265
Class I	504,721	180,510

Net Asset Value:
Class A (and redemption price)	$14.70	$13.26
Class B*	$15.15	$13.53
Class C**	$15.18	$13.19
Class C1**	—	$13.50
Class R (and redemption price)	$14.68	$13.24
Class I (and redemption price)	$14.69	$13.23

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75% and 4.25%, respectively)	$15.60	$13.85

*	Redemption price per share is NAV of Class B shares reduced by a 5.00% and 4.50% CDSC for Lifestyle Allocation 50% and Lifestyle Allocation 30%, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

**	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

QS Legg Mason Lifestyle Series 2015 Annual Report	29

Statements of operations

For the Year Ended January 31, 2015

	QS Legg Mason Lifestyle Allocation 85%	QS Legg Mason Lifestyle Allocation 70%

Investment Income:
Income distributions from Underlying Funds	$9,433,750	$8,350,496
Interest	727	438
Total Investment Income	9,434,477	8,350,934

Expenses:
Service and/or distribution fees (Notes 2 and 5)	2,538,542	1,676,896
Transfer agent fees (Note 5)	2,052,547	1,076,602
Registration fees	105,999	67,855
Shareholder reports	98,231	63,920
Trustees’ fees	58,802	38,692
Audit and tax fees	31,630	30,455
Fund accounting fees	26,441	26,080
Legal fees	23,944	21,129
Insurance	13,582	9,519
Custody fees	364	232
Miscellaneous expenses	5,462	4,288
Total Expenses	4,955,544	3,015,668
Net Investment Income	4,478,933	5,335,266

Realized and Unrealized Gain (Loss) on Underlying Funds and Capital Gain Distributions From Underlying Funds (Notes 1 and 3):
Net Realized Gain From:
Sale of Underlying Funds	17,958,100	16,521,010
Capital gain distributions from Underlying Funds	24,871,415	13,456,373
Net Realized Gain	42,829,515	29,977,383
Change in Net Unrealized Appreciation (Depreciation) from Underlying Funds	(17,151,574)	(13,577,231)
Net Gain on Underlying Funds and Capital Gain Distributions from Underlying Funds	25,677,941	16,400,152
Increase in Net Assets From Operations	$30,156,874	$21,735,418

See Notes to Financial Statements.

30	QS Legg Mason Lifestyle Series 2015 Annual Report

	QS Legg Mason Lifestyle Allocation 50%	QS Legg Mason Lifestyle Allocation 30%

Investment Income:
Income distributions from Underlying Funds	$7,033,140	$4,293,177
Interest	412	144
Total Investment Income	7,033,552	4,293,321

Expenses:
Service and/or distribution fees (Notes 2 and 5)	1,054,516	450,448
Transfer agent fees (Note 5)	565,860	240,911
Registration fees	64,945	75,459
Shareholder reports	38,822	18,473
Trustees’ fees	23,940	11,460
Audit and tax fees	29,455	28,730
Fund accounting fees	26,441	14,978
Legal fees	23,235	21,857
Insurance	6,441	3,609
Custody fees	267	114
Miscellaneous expenses	4,013	4,333
Total Expenses	1,837,935	870,372
Net Investment Income	5,195,617	3,422,949

Realized and Unrealized Gain (Loss) on Underlying Funds and Capital Gain Distributions From Underlying Funds (Notes 1 and 3):
Net Realized Gain From:
Sale of Underlying Funds	5,306,764	2,887,088
Capital gain distributions from Underlying Funds	6,342,103	1,862,543
Net Realized Gain	11,648,867	4,749,631
Change in Net Unrealized Appreciation (Depreciation) from Underlying Funds	(3,958,322)	(1,427,338)
Net Gain on Underlying Funds and Capital Gain Distributions from Underlying Funds	7,690,545	3,322,293
Increase in Net Assets From Operations	$12,886,162	$6,745,242

See Notes to Financial Statements.

QS Legg Mason Lifestyle Series 2015 Annual Report	31

Statements of changes in net assets

QS Legg Mason Lifestyle Allocation 85%

For the Years Ended January 31,	2015	2014

Operations:
Net investment income	$4,478,933	$2,651,210
Net realized gain	42,829,515	24,853,959
Change in net unrealized appreciation (depreciation)	(17,151,574)	84,177,433
Increase in Net Assets from Operations	30,156,874	111,682,602

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(7,599,983)	(6,550,103)
Net realized gains	(22,221,461)	—
Decrease in Net Assets from Distributions to Shareholders	(29,821,444)	(6,550,103)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	83,712,631	57,924,453
Reinvestment of distributions	29,703,044	6,527,664
Cost of shares repurchased	(108,997,151)	(98,291,635)
Increase (Decrease) in Net Assets from Fund Share Transactions	4,418,524	(33,839,518)
Increase in Net Assets	4,753,954	71,292,981

Net Assets:
Beginning of year	736,301,373	665,008,392
End of year*	$741,055,327	$736,301,373
* Includes undistributed net investment income and accumulated net investment loss, respectively, of:	$217,296	$(245,884)

See Notes to Financial Statements.

32	QS Legg Mason Lifestyle Series 2015 Annual Report

QS Legg Mason Lifestyle Allocation 70%

For the Years Ended January 31,	2015	2014

Operations:
Net investment income	$5,335,266	$3,528,597
Net realized gain	29,977,383	20,592,303
Change in net unrealized appreciation (depreciation)	(13,577,231)	39,774,217
Increase in Net Assets from Operations	21,735,418	63,895,117

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(7,349,978)	(5,450,061)
Decrease in Net Assets from Distributions to Shareholders	(7,349,978)	(5,450,061)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	64,008,923	41,705,538
Reinvestment of distributions	7,318,923	5,427,701
Cost of shares repurchased	(78,766,156)	(74,172,460)
Decrease in Net Assets from Fund Share Transactions	(7,438,310)	(27,039,221)
Increase in Net Assets	6,947,130	31,405,835

Net Assets:
Beginning of year	486,602,908	455,197,073
End of year*	$493,550,038	$486,602,908
* Includes undistributed net investment income of:	$218,792	$381,190

See Notes to Financial Statements.

QS Legg Mason Lifestyle Series 2015 Annual Report	33

Statements of changes in net assets (cont’d)

QS Legg Mason Lifestyle Allocation 50%

For the Years Ended January 31,	2015	2014

Operations:
Net investment income	$5,195,617	$3,697,292
Net realized gain	11,648,867	10,270,238
Change in net unrealized appreciation (depreciation)	(3,958,322)	15,012,988
Increase in Net Assets from Operations	12,886,162	28,980,518

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(6,058,539)	(5,250,192)
Decrease in Net Assets from Distributions to Shareholders	(6,058,539)	(5,250,192)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	64,767,119	39,810,331
Reinvestment of distributions	6,016,197	5,215,466
Cost of shares repurchased	(55,243,694)	(56,232,872)
Increase (Decrease) in Net Assets from Fund Share Transactions	15,539,622	(11,207,075)
Increase in Net Assets	22,367,245	12,523,251

Net Assets:
Beginning of year	298,243,004	285,719,753
End of year*	$320,610,249	$298,243,004
* Includes undistributed net investment income of:	$402,621	$388,927

See Notes to Financial Statements.

34	QS Legg Mason Lifestyle Series 2015 Annual Report

QS Legg Mason Lifestyle Allocation 30%

For the Years Ended January 31,	2015	2014

Operations:
Net investment income	$3,422,949	$2,701,780
Net realized gain	4,749,631	3,298,974
Change in net unrealized appreciation (depreciation)	(1,427,338)	2,353,797
Increase in Net Assets from Operations	6,745,242	8,354,551

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(3,699,725)	(3,119,013)
Decrease in Net Assets from Distributions to Shareholders	(3,699,725)	(3,119,013)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	26,419,271	20,059,411
Reinvestment of distributions	3,681,005	3,105,641
Cost of shares repurchased	(32,337,684)	(30,328,078)
Decrease in Net Assets from Fund Share Transactions	(2,237,408)	(7,163,026)
Increase (Decrease) in Net Assets	808,109	(1,927,488)

Net Assets:
Beginning of year	145,549,760	147,477,248
End of year*	$146,357,869	$145,549,760
* Includes undistributed net investment income of:	$201,887	$222,648

See Notes to Financial Statements.

QS Legg Mason Lifestyle Series 2015 Annual Report	35

Financial highlights

QS Legg Mason Lifestyle Allocation 85%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$17.22	$14.81	$13.06	$13.20	$11.02

Income (loss) from operations:
Net investment income	0.12	0.08	0.14	0.14 [2]	0.12 [2]
Net realized and unrealized gain (loss)	0.60	2.50	1.78	(0.15)	2.19
Total income (loss) from operations	0.72	2.58	1.92	(0.01)	2.31

Less distributions from:
Net investment income	(0.19)	(0.17)	(0.17)	(0.13)	(0.13)
Net realized gains	(0.52)	—	—	—	—
Total distributions	(0.71)	(0.17)	(0.17)	(0.13)	(0.13)

Net asset value, end of year	$17.23	$17.22	$14.81	$13.06	$13.20
Total return[3]	4.11%	17.41%	14.81%	(0.04)%	20.97%[4]

Net assets, end of year (000s)	$663,706	$644,907	$570,110	$535,123	$495,922

Ratios to average net assets:
Gross expenses[5]	0.55%	0.60%	0.69%	0.68%	0.73%
Net expenses[5,6,7]	0.55	0.60	0.69	0.68	0.73
Net investment income	0.69	0.49	1.04	1.07 [2]	1.02 [2]

Portfolio turnover rate	29%	11%	11%	36%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return reflects a payment received due to the settlement of investment litigations. Absent this payment, the total return would have been 20.79%.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

36	QS Legg Mason Lifestyle Series 2015 Annual Report

QS Legg Mason Lifestyle Allocation 85%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2015	2014	2013	2012		2011

Net asset value, beginning of year	$16.28	$14.00	$12.36	$12.50		$10.44

Income (loss) from operations:
Net investment income (loss)	(0.06)	(0.07)	0.01	0.02	[2]	0.02	[2]
Net realized and unrealized gain (loss)	0.59	2.37	1.69	(0.13)		2.07
Proceeds from settlement of a regulatory matter	—	—	—	—		0.03
Total income (loss) from operations	0.53	2.30	1.70	(0.11)		2.12

Less distributions from:
Net investment income	(0.01)	(0.02)	(0.06)	(0.03)		(0.06)
Net realized gains	(0.52)	—	—	—		—
Total distributions	(0.53)	(0.02)	(0.06)	(0.03)		(0.06)

Net asset value, end of year	$16.28	$16.28	$14.00	$12.36		$12.50
Total return[3]	3.19%	16.42%	13.80%	(0.88)%		20.29%[4]

Net assets, end of year (000s)	$50,858	$71,928	$78,066	$86,735		$88,768

Ratios to average net assets:
Gross expenses[5]	1.49%	1.48%	1.55%	1.59%		1.59%
Net expenses[5,6,7]	1.49	1.48	1.55 [8]	1.52	[8]	1.55	[8]
Net investment income (loss)	(0.37)	(0.44)	0.10	0.17	[2]	0.16	[2]

Portfolio turnover rate	29%	11%	11%	36%		14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter and investment litigations. Absent these payments, the total return would have been 19.81%. Class B received $226,269 related to the regulatory matter.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Legg Mason Lifestyle Series 2015 Annual Report	37

Financial highlights (cont’d)

QS Legg Mason Lifestyle Allocation 85%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$16.44	$14.16	$12.50	$12.64	$10.55

Income (loss) from operations:
Net investment income (loss)	0.02	(0.02)	0.06	0.06 [2]	0.05 [2]
Net realized and unrealized gain (loss)	0.56	2.38	1.71	(0.14)	2.10
Proceeds from settlement of a regulatory matter	—	—	—	—	0.06
Total income (loss) from operations	0.58	2.36	1.77	(0.08)	2.21

Less distributions from:
Net investment income	(0.12)	(0.08)	(0.11)	(0.06)	(0.12)
Net realized gains	(0.52)	—	—	—	—
Total distributions	(0.64)	(0.08)	(0.11)	(0.06)	(0.12)

Net asset value, end of year	$16.38	$16.44	$14.16	$12.50	$12.64
Total return[3]	3.45%	16.65%	14.20%	(0.61)%	20.96%[4]

Net assets, end of year (000s)	$24,222	$18,507	$16,329	$15,640	$14,142

Ratios to average net assets:
Gross expenses[5]	1.22%	1.26%	1.24%	1.25%	1.27%
Net expenses[5,6,7]	1.22	1.26	1.24	1.25	1.27
Net investment income (loss)	0.15	(0.16)	0.47	0.49 [2]	0.45 [2]

Portfolio turnover rate	29%	11%	11%	36%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects payments due to the settlement of a regulatory matter and investment litigations. Absent these payments, the total return would have been 20.20%. Class C received $69,830 related to the regulatory matter.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

38	QS Legg Mason Lifestyle Series 2015 Annual Report

QS Legg Mason Lifestyle Allocation 85%

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class R Shares[1]	2015[2]

Net asset value, beginning of period	$18.17

Income (loss) from operations:
Net investment income	0.11
Net realized and unrealized loss	(0.36)
Total loss from operations	(0.25)

Less distributions from:
Net investment income	(0.20)
Net realized gains	(0.52)
Total distributions	(0.72)

Net asset value, end of period	$17.20
Total return[3]	(1.46)%

Net assets, end of period (000s)	$10

Ratios to average net assets:
Gross expenses[4,5]	0.75%
Net expenses[4,5,6,7]	0.75
Net investment income[5]	0.92

Portfolio turnover rate[8]	29%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period June 2, 2014 (inception date) to January 31, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	For the year ended January 31, 2015.

See Notes to Financial Statements.

QS Legg Mason Lifestyle Series 2015 Annual Report	39

Financial highlights (cont’d)

QS Legg Mason Lifestyle Allocation 85%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class I Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$17.17	$14.77	$13.03	$13.16	$10.99

Income (loss) from operations:
Net investment income	0.25	0.14	0.23	0.15 [2]	0.22	[2]
Net realized and unrealized gain (loss)	0.53	2.48	1.74	(0.12)	2.14
Total income from operations	0.78	2.62	1.97	0.03	2.36

Less distributions from:
Net investment income	(0.25)	(0.22)	(0.23)	(0.16)	(0.19)
Net realized gains	(0.52)	—	—	—	—
Total distributions	(0.77)	(0.22)	(0.23)	(0.16)	(0.19)

Net asset value, end of year	$17.18	$17.17	$14.77	$13.03	$13.16
Total return[3]	4.43%	17.76%	15.23%	0.30%	21.51%[4]

Net assets, end of year (000s)	$2,259	$959	$503	$354	$213

Ratios to average net assets:
Gross expenses[5]	0.28%	0.36%	0.28%	0.38%	0.32%
Net expenses[5,6,7]	0.28	0.33 [8]	0.28	0.38	0.27	[8]
Net investment income	1.40	0.84	1.64	1.16 [2]	1.82	[2]

Portfolio turnover rate	29%	11%	11%	36%	14%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return reflects a payment received due to the settlement of investment litigations. Absent this payment, the total return would have been 21.33%.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

40	QS Legg Mason Lifestyle Series 2015 Annual Report

QS Legg Mason Lifestyle Allocation 70%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$16.29	$14.39	$12.87	$12.90	$11.02

Income (loss) from operations:
Net investment income	0.20	0.13	0.18	0.18 [2]	0.19 [2]
Net realized and unrealized gain (loss)	0.55	1.97	1.56	(0.02)	1.90
Total income from operations	0.75	2.10	1.74	0.16	2.09

Less distributions from:
Net investment income	(0.27)	(0.20)	(0.22)	(0.19)	(0.21)
Total distributions	(0.27)	(0.20)	(0.22)	(0.19)	(0.21)

Net asset value, end of year	$16.77	$16.29	$14.39	$12.87	$12.90
Total return[3]	4.55%	14.59%	13.60%	1.27%	19.00%[4]

Net assets, end of year (000s)	$435,104	$424,969	$390,747	$376,974	$393,408

Ratios to average net assets:
Gross expenses[5]	0.51%	0.54%	0.60%	0.57%	0.63%
Net expenses[5,6,7]	0.51	0.54	0.60	0.57	0.63
Net investment income	1.16	0.86	1.35	1.43 [2]	1.59 [2]

Portfolio turnover rate	27%	12%	12%	32%	17%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return reflects a payment received due to the settlement of investment litigations. Absent this payment, the total return would have been 18.82%.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

QS Legg Mason Lifestyle Series 2015 Annual Report	41

Financial highlights (cont’d)

QS Legg Mason Lifestyle Allocation 70%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$16.59	$14.64	$13.08	$13.10	$11.19

Income (loss) from operations:
Net investment income (loss)	0.01	(0.02)	0.05	0.06 [2]	0.08	[2]
Net realized and unrealized gain (loss)	0.58	2.00	1.59	(0.01)	1.91
Proceeds from settlement of a regulatory matter	—	—	—	—	0.05
Total income from operations	0.59	1.98	1.64	0.05	2.04

Less distributions from:
Net investment income	(0.04)	(0.03)	(0.08)	(0.07)	(0.13)
Total distributions	(0.04)	(0.03)	(0.08)	(0.07)	(0.13)

Net asset value, end of year	$17.14	$16.59	$14.64	$13.08	$13.10
Total return[3]	3.57%	13.54%	12.58%	0.40%	18.29%[4]

Net assets, end of year (000s)	$26,517	$38,816	$45,205	$53,585	$69,294

Ratios to average net assets:
Gross expenses[5]	1.47%	1.46%	1.52%	1.46%	1.49%
Net expenses[5,6,7]	1.47	1.46	1.52	1.46	1.48	[8]
Net investment income (loss)	0.08	(0.10)	0.35	0.47 [2]	0.71	[2]

Portfolio turnover rate	27%	12%	12%	32%	17%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter and investment litigations. Absent these payments, the total return would have been 17.66%. Class B received $266,096 related to the regulatory matter.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

42	QS Legg Mason Lifestyle Series 2015 Annual Report

QS Legg Mason Lifestyle Allocation 70%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$16.54	$14.62	$13.08	$13.10	$11.19

Income (loss) from operations:
Net investment income	0.10	0.03	0.10	0.10 [2]	0.12 [2]
Net realized and unrealized gain (loss)	0.54	1.99	1.58	(0.02)	1.91
Proceeds from settlement of a regulatory matter	—	—	—	—	0.05
Total income from operations	0.64	2.02	1.68	0.08	2.08

Less distributions from:
Net investment income	(0.17)	(0.10)	(0.14)	(0.10)	(0.17)
Total distributions	(0.17)	(0.10)	(0.14)	(0.10)	(0.17)

Net asset value, end of year	$17.01	$16.54	$14.62	$13.08	$13.10
Total return[3]	3.83%	13.80%	12.90%	0.65%	18.67%[4]

Net assets, end of year (000s)	$26,416	$21,534	$18,371	$16,657	$18,060

Ratios to average net assets:
Gross expenses[5]	1.20%	1.23%	1.22%	1.25%	1.24%
Net expenses[5,6,7]	1.20	1.23	1.22	1.25	1.24
Net investment income	0.55	0.18	0.74	0.76 [2]	0.97 [2]

Portfolio turnover rate	27%	12%	12%	32%	17%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter and investment litigations. Absent these payments, the total return would have been 18.03%. Class C received $75,228 related to the regulatory matter.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

QS Legg Mason Lifestyle Series 2015 Annual Report	43

Financial highlights (cont’d)

QS Legg Mason Lifestyle Allocation 70%

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class R Shares[1]	2015[2]

Net asset value, beginning of period	$17.16

Income (loss) from operations:
Net investment income	0.15
Net realized and unrealized loss	(0.30)
Total loss from operations	(0.15)

Less distributions from:
Net investment income	(0.27)
Total distributions	(0.27)

Net asset value, end of period	$16.74
Total return[3]	(0.89)%

Net assets, end of period (000s)	$10

Ratios to average net assets:
Gross expenses[4,5]	0.75%
Net expenses[4,5,6,7]	0.75
Net investment income[5]	1.27

Portfolio turnover rate[8]	27%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period June 2, 2014 (inception date) to January 31, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	For the year ended January 31, 2015.

See Notes to Financial Statements.

44	QS Legg Mason Lifestyle Series 2015 Annual Report

QS Legg Mason Lifestyle Allocation 70%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class I Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$16.19	$14.31	$12.80	$12.85	$11.00

Income (loss) from operations:
Net investment income	0.34	0.17	0.23	0.23 [2]	0.26	[2]
Net realized and unrealized gain (loss)	0.46	1.94	1.54	(0.04)	1.84
Total income from operations	0.80	2.11	1.77	0.19	2.10

Less distributions from:
Net investment income	(0.33)	(0.23)	(0.26)	(0.24)	(0.25)
Total distributions	(0.33)	(0.23)	(0.26)	(0.24)	(0.25)

Net asset value, end of year	$16.66	$16.19	$14.31	$12.80	$12.85
Total return[3]	4.86%	14.75%	13.91%	1.56%	19.19%[4]

Net assets, end of year (000s)	$5,503	$1,284	$874	$502	$204

Ratios to average net assets:
Gross expenses[5]	0.21%	0.43%	0.36%	0.34%	0.31%
Net expenses[5,6,7]	0.21	0.40	0.35 [8]	0.34	0.31	[8]
Net investment income	2.02	1.09	1.71	1.84 [2]	2.18	[2]

Portfolio turnover rate	27%	12%	12%	32%	17%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of investment litigations. Absent this payment, the total return would have been 19.01%.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Legg Mason Lifestyle Series 2015 Annual Report	45

Financial highlights (cont’d)

QS Legg Mason Lifestyle Allocation 50%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$14.35	$13.23	$12.06	$11.97	$10.55

Income from operations:
Net investment income	0.26	0.19	0.23	0.23 [2]	0.28 [2]
Net realized and unrealized gain	0.39	1.20	1.16	0.09	1.45
Total income from operations	0.65	1.39	1.39	0.32	1.73

Less distributions from:
Net investment income	(0.30)	(0.27)	(0.22)	(0.23)	(0.31)
Total distributions	(0.30)	(0.27)	(0.22)	(0.23)	(0.31)

Net asset value, end of year	$14.70	$14.35	$13.23	$12.06	$11.97
Total return[3]	4.51%	10.54%	11.58%	2.76%	16.59%

Net assets, end of year (000s)	$277,509	$261,212	$245,746	$238,181	$249,807

Ratios to average net assets:
Gross expenses[4]	0.49%	0.52%	0.55%	0.53%	0.54%
Net expenses[4,5,6]	0.49	0.52	0.55	0.53	0.54
Net investment income	1.75	1.38	1.81	1.97 [2]	2.49 [2]

Portfolio turnover rate	23%	13%	13%	31%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

46	QS Legg Mason Lifestyle Series 2015 Annual Report

QS Legg Mason Lifestyle Allocation 50%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$14.77	$13.62	$12.40	$12.30	$10.84

Income from operations:
Net investment income	0.11	0.06	0.11	0.12 [2]	0.18 [2]
Net realized and unrealized gain	0.41	1.23	1.20	0.10	1.49
Proceeds from settlement of a regulatory matter	—	—	—	—	0.02
Total income from operations	0.52	1.29	1.31	0.22	1.69

Less distributions from:
Net investment income	(0.14)	(0.14)	(0.09)	(0.12)	(0.23)
Total distributions	(0.14)	(0.14)	(0.09)	(0.12)	(0.23)

Net asset value, end of year	$15.15	$14.77	$13.62	$12.40	$12.30
Total return[3]	3.50%	9.46%	10.63%	1.82%	15.72%[4]

Net assets, end of year (000s)	$14,814	$21,184	$25,957	$31,325	$40,926

Ratios to average net assets:
Gross expenses[5]	1.45%	1.45%	1.48%	1.44%	1.43%
Net expenses[5,6,7]	1.45	1.45	1.48	1.44	1.43
Net investment income	0.70	0.41	0.83	1.00 [2]	1.57 [2]

Portfolio turnover rate	23%	13%	13%	31%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 15.54%. Class B received $85,925 related to this distribution.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

QS Legg Mason Lifestyle Series 2015 Annual Report	47

Financial highlights (cont’d)

QS Legg Mason Lifestyle Allocation 50%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$14.81	$13.65	$12.43	$12.33	$10.87

Income from operations:
Net investment income	0.17	0.10	0.15	0.15 [2]	0.20 [2]
Net realized and unrealized gain	0.39	1.22	1.20	0.09	1.48
Proceeds from settlement of a regulatory matter	—	—	—	—	0.05
Total income from operations	0.56	1.32	1.35	0.24	1.73

Less distributions from:
Net investment income	(0.19)	(0.16)	(0.13)	(0.14)	(0.27)
Total distributions	(0.19)	(0.16)	(0.13)	(0.14)	(0.27)

Net asset value, end of year	$15.18	$14.81	$13.65	$12.43	$12.33
Total return[3]	3.76%	9.72%	10.87%	2.01%	16.13%[4]

Net assets, end of year (000s)	$20,864	$15,847	$14,017	$12,624	$13,194

Ratios to average net assets:
Gross expenses[5]	1.22%	1.25%	1.26%	1.26%	1.27%
Net expenses[5,6,7]	1.22	1.25	1.26	1.26	1.27
Net investment income	1.09	0.67	1.14	1.26 [2]	1.73 [2]

Portfolio turnover rate	23%	13%	13%	31%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 15.66%. Class C received $54,973 related to this distribution.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

48	QS Legg Mason Lifestyle Series 2015 Annual Report

QS Legg Mason Lifestyle Allocation 50%

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class R Shares[1]	2015[2]

Net asset value, beginning of period	$14.97

Income (loss) from operations:
Net investment income	0.17
Net realized and unrealized loss	(0.22)
Total loss from operations	(0.05)

Less distributions from:
Net investment income	(0.24)
Total distributions	(0.24)

Net asset value, end of period	$14.68
Total return[3]	(0.36)%

Net assets, end of period (000s)	$10

Ratios to average net assets:
Gross expenses[4,5]	0.77%
Net expenses[4,5,6,7]	0.77
Net investment income[5]	1.72

Portfolio turnover rate[8]	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period June 2, 2014 (inception date) to January 31, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	For the year ended January 31, 2015.

See Notes to Financial Statements.

QS Legg Mason Lifestyle Series 2015 Annual Report	49

Financial highlights (cont’d)

QS Legg Mason Lifestyle Allocation 50%

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2015[2]	2009		2008[3]

Net asset value, beginning of year	$15.16	$12.11		$12.05

Income (loss) from operations:
Net investment income	0.31	0.43	[4]	0.00	[4,5]
Net realized and unrealized gain (loss)	(0.54)	(3.60)		0.06
Total income (loss) from operations	(0.23)	(3.17)		0.06

Less distributions from:
Net investment income	(0.24)	(0.38)		—
Net realized gains	—	(0.36)		—
Total distributions	(0.24)	(0.74)		—

Net asset value, end of year	$14.69	$8.20		$12.11
Total return[6]	(1.53)%	(27.43)%		0.50%

Net assets, end of year (000s)	$7,413	$589		$710

Ratios to average net assets:
Gross expenses[7]	0.07%[8]	0.10%		0.20%[8,9]
Net expenses[7,10,11]	0.07 [8]	0.10	[12]	0.20	[8,9]
Net investment income	4.09 [8]	4.16	[4]	1.93	[4,8]

Portfolio turnover rate	23%[13]	32%		19%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period July 25, 2014 (re-inception date) to January 31, 2015. Class I shares had previously liquidated on July 28, 2009 and resumed operations on July 25, 2014 upon shareholder investment.

[3]	For the period January 29, 2008 (inception date) to January 31, 2008.

[4]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Does not include expenses of the Underlying Funds in which the Fund invests.

[8]	Annualized.

[9]	The gross and net ratios include interest expense. Excluding interest expense both ratios would not have changed.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[12]	Reflects fee waivers and/or expense reimbursements.

[13]	For the year ended January 31, 2015.

See Notes to Financial Statements.

50	QS Legg Mason Lifestyle Series 2015 Annual Report

QS Legg Mason Lifestyle Allocation 30%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class A Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$12.98	$12.53	$11.72	$11.61	$10.60

Income from operations:
Net investment income	0.32	0.25	0.29	0.30 [2]	0.41	[2]
Net realized and unrealized gain	0.30	0.48	0.81	0.11	0.97
Total income from operations	0.62	0.73	1.10	0.41	1.38

Less distributions from:
Net investment income	(0.34)	(0.28)	(0.29)	(0.30)	(0.37)
Total distributions	(0.34)	(0.28)	(0.29)	(0.30)	(0.37)

Net asset value, end of year	$13.26	$12.98	$12.53	$11.72	$11.61
Total return[3]	4.81%	5.91%	9.47%	3.63%	13.22%

Net assets, end of year (000s)	$129,661	$129,455	$130,226	$126,014	$126,222

Ratios to average net assets:
Gross expenses[4]	0.52%	0.55%	0.54%	0.56%	0.57%[5]
Net expenses[4,6,7]	0.52	0.55	0.54	0.56	0.57	[5]
Net investment income	2.37	1.92	2.37	2.57 [2]	3.66	[2]

Portfolio turnover rate	25%	12%	16%	33%	32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.55%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

QS Legg Mason Lifestyle Series 2015 Annual Report	51

Financial highlights (cont’d)

QS Legg Mason Lifestyle Allocation 30%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class B Shares[1]	2015	2014	2013	2012		2011

Net asset value, beginning of year	$13.23	$12.76	$11.93	$11.82		$10.78

Income from operations:
Net investment income	0.22	0.15	0.20	0.22	[2]	0.34	[2]
Net realized and unrealized gain	0.31	0.51	0.83	0.12		1.00
Proceeds from settlement of a regulatory matter	—	—	—	—		0.01
Total income from operations	0.53	0.66	1.03	0.34		1.35

Less distributions from:
Net investment income	(0.23)	(0.19)	(0.20)	(0.23)		(0.31)
Total distributions	(0.23)	(0.19)	(0.20)	(0.23)		(0.31)

Net asset value, end of year	$13.53	$13.23	$12.76	$11.93		$11.82
Total return[3]	4.01%	5.18%	8.68%	2.89%		12.69%[4]

Net assets, end of year (000s)	$6,416	$8,738	$11,756	$14,589		$18,075

Ratios to average net assets:
Gross expenses[5]	1.24%	1.25%	1.21%	1.24%		1.21%[6]
Net expenses[5,7,8]	1.24	1.25	1.21	1.23	[9]	1.21	[6]
Net investment income	1.59	1.18	1.65	1.87	[2]	2.99	[2]

Portfolio turnover rate	25%	12%	16%	33%		32%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.59%. Class B received $15,834 related to this distribution.

[5]	Does not include expenses of the Underlying Funds in which the Fund invests.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.19%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class B shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

52	QS Legg Mason Lifestyle Series 2015 Annual Report

QS Legg Mason Lifestyle Allocation 30%

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class C Shares[1]	2015	2014	2013[2]

Net asset value, beginning of year	$12.91	$12.50	$12.02

Income from operations:
Net investment income	0.21	0.16	0.16
Net realized and unrealized gain	0.30	0.47	0.48
Total income from operations	0.51	0.63	0.64

Less distributions from:
Net investment income	(0.23)	(0.22)	(0.16)
Total distributions	(0.23)	(0.22)	(0.16)

Net asset value, end of year	$13.19	$12.91	$12.50
Total return[3]	3.92%	5.07%	5.38%

Net assets, end of year (000s)	$2,949	$2,537	$295

Ratios to average net assets:
Gross expenses[4]	1.33%	1.48%	1.22%[5]
Net expenses[4,6,7]	1.33	1.42 [8]	1.22 [5]
Net investment income	1.56	1.29	2.69 [5]

Portfolio turnover rate	25%	12%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2012 (inception date) to January 31, 2013.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Legg Mason Lifestyle Series 2015 Annual Report	53

Financial highlights (cont’d)

QS Legg Mason Lifestyle Allocation 30%

For a share of each class of beneficial interest outstanding throughout each year ended January 31:
Class C1 Shares[1,2]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$13.21	$12.74	$11.92	$11.80	$10.76

Income from operations:
Net investment income	0.25	0.18	0.22	0.24 [3]	0.34	[3]
Net realized and unrealized gain	0.31	0.50	0.82	0.12	1.00
Proceeds from settlement of a regulatory matter	—	—	—	—	0.04
Total income from operations	0.56	0.68	1.04	0.36	1.38

Less distributions from:
Net investment income	(0.27)	(0.21)	(0.22)	(0.24)	(0.34)
Total distributions	(0.27)	(0.21)	(0.22)	(0.24)	(0.34)

Net asset value, end of year	$13.50	$13.21	$12.74	$11.92	$11.80
Total return[4]	4.21%	5.33%	8.79%	3.08%	13.05%[5]

Net assets, end of year (000s)	$4,927	$4,558	$5,052	$5,299	$5,416

Ratios to average net assets:
Gross expenses[6]	1.06%	1.10%	1.10%	1.11%	1.17%[7]
Net expenses[6,8,9]	1.06	1.10	1.10	1.11	1.17	[7,10]
Net investment income	1.86	1.36	1.79	2.02 [3]	3.02	[3]

Portfolio turnover rate	25%	12%	16%	33%	32%

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	Net investment income per share and net investment income ratio to average net assets include short-term capital gain distributions from Underlying Funds.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.66%. Class C received $13,122 related to this distribution.

[6]	Does not include expenses of the Underlying Funds in which the Fund invests.

[7]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.15%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

54	QS Legg Mason Lifestyle Series 2015 Annual Report

QS Legg Mason Lifestyle Allocation 30%

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class R Shares[1]	2015[2]

Net asset value, beginning of period	$13.50

Income (loss) from operations:
Net investment income	0.20
Net realized and unrealized loss	(0.19)
Total income from operations	0.01

Less distributions from:
Net investment income	(0.27)
Total distributions	(0.27)

Net asset value, end of period	$13.24
Total return[3]	0.05%

Net assets, end of period (000s)	$17

Ratios to average net assets:
Gross expenses[4,5]	0.78%
Net expenses[4,5,6,7]	0.78
Net investment income[5]	2.25

Portfolio turnover rate[8]	25%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period June 2, 2014 (inception date) to January 31, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	For the year ended January 31, 2015.

See Notes to Financial Statements.

QS Legg Mason Lifestyle Series 2015 Annual Report	55

Financial highlights (cont’d)

QS Legg Mason Lifestyle Allocation 30%

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:
Class I Shares[1]	2015	2014	2013[2]

Net asset value, beginning of year	$12.97	$12.52	$12.01

Income from operations:
Net investment income	0.40	0.27	0.31
Net realized and unrealized gain	0.23	0.48	0.52
Total income from operations	0.63	0.75	0.83

Less distributions from:
Net investment income	(0.37)	(0.30)	(0.32)
Total distributions	(0.37)	(0.30)	(0.32)

Net asset value, end of year	$13.23	$12.97	$12.52
Total return[3]	4.89%	6.06%	7.04%

Net assets, end of year (000s)	$2,388	$261	$148

Ratios to average net assets:
Gross expenses[4]	0.30%	0.46%	0.34%[5]
Net expenses[4,6,7]	0.30	0.44 [8]	0.33 [5,8]
Net investment income	2.97	2.15	2.87 [5]

Portfolio turnover rate	25%	12%	16%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 15, 2012 (inception date) to January 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Does not include expenses of the Underlying Funds in which the Fund invests.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

56	QS Legg Mason Lifestyle Series 2015 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

QS Legg Mason Lifestyle Allocation 85% (formerly Legg Mason Lifestyle Allocation 85%) (“Allocation 85%”), QS Legg Mason Lifestyle Allocation 70% (formerly Legg Mason Lifestyle Allocation 70%) (“Allocation 70%”), QS Legg Mason Lifestyle Allocation 50% (formerly Legg Mason Lifestyle Allocation 50%) (“Allocation 50%”) and QS Legg Mason Lifestyle Allocation 30% (formerly Legg Mason Lifestyle Allocation 30%) (“Allocation 30%”) (the “Funds”) are separate non-diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Funds invest in other mutual funds (“Underlying Funds”) which are affiliated with Legg Mason, Inc. (“Legg Mason”). The financial statements and financial highlights for the Underlying Funds are presented in a separate shareholder report for each respective Underlying Fund.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Investments in the Underlying Funds, excluding ETFs, are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Funds hold securities or other assets that are denominated in a foreign currency, the Funds will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Funds calculate their net asset value, the Funds value these securities as determined in accordance with procedures approved by the Funds’ Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities. Additionally, if the closing net asset value per share for an Underlying Fund is not available on the day of valuation, the Valuation Committee may adjust the Underlying Fund’s last available net asset value per share to account for significant events that have occurred subsequent to the Underlying Fund’s last net asset value per share calculation but prior to the day of valuation.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

QS Legg Mason Lifestyle Series 2015 Annual Report	57

Notes to financial statements (cont’d)

Each Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Funds’ assets carried at fair value:

Allocation 85%

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in underlying funds†	$740,538,684	—	—	$740,538,684
Short-term investments†	1,342,844	—	—	1,342,844
Total investments	$741,881,528	—	—	$741,881,528

†	See Schedules of Investments for additional detailed categorizations.

Allocation 70%

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in underlying funds†	$493,733,766	—	—	$493,733,766
Short-term investments†	404,835	—	—	404,835
Total investments	$494,138,601	—	—	$494,138,601

†	See Schedules of Investments for additional detailed categorizations.

Allocation 50%

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in underlying funds†	$320,492,089	—	—	$320,492,089
Short-term investments†	409,019	—	—	409,019
Total investments	$320,901,108	—	—	$320,901,108

†	See Schedules of Investments for additional detailed categorizations.

Allocation 30%

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in underlying funds†	$146,308,035	—	—	$146,308,035
Short-term investments†	145,131	—	—	145,131
Total investments	$146,453,166	—	—	$146,453,166

†	See Schedules of Investments for additional detailed categorizations.

58	QS Legg Mason Lifestyle Series 2015 Annual Report

(b) Repurchase Agreements. The Funds may enter into repurchase agreements with institutions that their investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Funds acquire a debt security subject to an obligation of the seller to repurchase, and of the Funds to resell, the security at an agreed-upon price and time, thereby determining the yield during the Funds’ holding period. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian, acting on the Funds’ behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Funds generally have the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Funds seek to assert their rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Fund of funds risk. Your cost of investing in the Funds, as funds of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without the Funds’ approval, which could force the Funds to withdraw their investments from such Underlying Fund at a time that is unfavorable to the Funds. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Funds would indirectly bear the costs of these trades without accomplishing any investment purpose.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Net investment income distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as investment income. Interest income is recorded on an accrual basis. Short-term and long-term capital gain distributions, if any, from the Underlying Funds are recorded on the ex-dividend date as realized gains. The cost of investments sold is determined by use of the specific identification method.

(e) Distributions to shareholders. The Allocation 85% and Allocation 70% Funds distribute net investment income and capital gains, if any, at least annually. The Allocation 50% and Allocation 30% Funds distribute net investment income quarterly and capital gains, if any, at least annually. Distributions to shareholders of the Funds are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Foreign investment risks. The Underlying Funds’ investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Funds. Foreign investments may also subject the Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Compensating balance arrangements. The Funds have an arrangement with their custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute their taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Funds’ financial statements.

Management has analyzed the Funds’ tax positions taken on income tax returns for all open tax years and has concluded that as of January 31, 2015, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

QS Legg Mason Lifestyle Series 2015 Annual Report	59

Notes to financial statements (cont’d)

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Funds had the following reclassifications:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Losses	Paid in Capital
Allocation 85%(a)	$3,584,230	$(3,584,230)	—
Allocation 70%(b)	1,852,314	(1,852,314)	—
Allocation 70%(c)	—	(612)	$612
Allocation 50%(b)	876,616	(876,616)	—
Allocation 30%(b)	256,015	(256,015)	—

(a)	Reclassifications are due to book/tax differences in the treatment of distributions and short-term capital gains from Underlying Funds treated as ordinary income for tax purposes.

(b)	Reclassifications are due to Short-term Capital Gains from Underlying Funds treated as ordinary income for tax purposes.

(c)	Reclassifications are due to book/tax differences in the treatment of various items.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is each Fund’s investment manager and QS Legg Mason Global Asset Allocation, LLC (formerly Legg Mason Global Asset Allocation, LLC) (“QS LMGAA”) is each Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the cash and short-term instruments of each Fund allocated to it. LMPFA, QS LMGAA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Under the investment management agreement, the Funds do not pay a management fee.

LMPFA provides administrative and certain oversight services to the Funds. LMPFA delegates to the subadviser the day-to-day portfolio management of the Funds, except for the management of a certain portion of cash and short-term instruments of each Fund, which is allocated to Western Asset.

As a result of expense limitation arrangements between the Funds and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Allocation 85%, Allocation 70% and Allocation 50% Funds’ Class A, Class B, Class C, Class R and Class I shares will not exceed 0.80%, 1.55%, 1.55%, 1.05% and 0.55%, respectively. Additionally, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses to average net assets of the Allocation 30% Fund’s Class A, Class B, Class C, Class C1, Class R and Class I shares will not exceed 0.80%, 1.30%, 1.55%, 1.25%, 1.05% and 0.55%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

For Allocation 85%, Allocation 70% and Allocation 50%, there is a maximum initial sales charge of 5.75% for Class A shares. For Allocation 30%, there is a maximum initial sales charge of 4.25% for Class A shares. The Allocation 85%, Allocation 70%, and Allocation 50% have a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. The Allocation 30% has a CDSC of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C and Class C1 shares of the Funds have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares of the Funds have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of the Funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

60	QS Legg Mason Lifestyle Series 2015 Annual Report

For the year ended January 31, 2015, sales charges and CDSCs paid to LMIS and its affiliates were:

	Sales Charges	CDSCs
	Class A	Class A	Class B	Class C
Allocation 85%	$306,462	$436	$24,041	$1,054
Allocation 70%	192,534	648	13,677	2,241
Allocation 50%	187,445	498	7,457	2,945
Allocation 30%	40,546	189	3,497	866

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended January 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Purchases	Sales
Allocation 85%	$222,951,624	$219,008,407
Allocation 70%	142,048,646	137,321,907
Allocation 50%	93,037,970	71,735,931
Allocation 30%	37,004,640	37,637,370

At January 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation
Allocation 85%	$154,855,356	$(3,232,143)	$151,623,213
Allocation 70%	95,650,310	(1,926,065)	93,724,245
Allocation 50%	48,802,732	(1,225,194)	47,577,538
Allocation 30%	16,760,129	(517,624)	16,242,505

4. Derivative instruments and hedging activities

During the year ended January 31, 2015, the Funds did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Funds have adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Funds pay a service fee with respect to their Class A, Class B and Class C, Class C1 and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Allocation 85%, Allocation 70%, and Allocation 50% each pay a distribution fee with respect to their Class B, Class C and Class R shares calculated at the annual rate of 0.75%, 0.75% and 0.25%, respectively, of the average daily net assets of each class. Allocation 30% pays a distribution fee with respect to its Class B, Class C, Class C1 and Class R shares calculated at the annual rate of 0.50%, 0.75%, 0.45% and 0.25%, respectively, of the average daily net assets of each class. Service and distribution fees are accrued daily and paid monthly.

For the year ended January 31, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees

Allocation 85%
Class A	$1,684,679	$1,729,290
Class B	637,667	282,410
Class C	216,162	37,428
Class R1	34	13
Class I	—	3,406
Total	$2,538,542	$2,052,547

QS Legg Mason Lifestyle Series 2015 Annual Report	61

Notes to financial statements (cont’d)

	Service and/or Distribution Fees	Transfer Agent Fees

Allocation 70%
Class A	$1,103,238	$894,986
Class B	334,758	141,395
Class C	238,866	34,742
Class R1	34	13
Class I	—	5,466
Total	$1,676,896	$1,076,602

Allocation 50%
Class A	$685,834	$467,584
Class B	182,864	69,999
Class C	185,784	28,194
Class R1	34	13
Class I2	—	70
Total	$1,054,516	$565,860

Allocation 30%
Class A	$330,621	$192,545
Class B	57,465	28,487
Class C	29,952	6,386
Class C1	32,374	11,086
Class R1	36	13
Class I	—	2,394
Total	$450,448	$240,911

[1]	For the period June 2, 2014 (inception date) to January 31, 2015.

[2]	For the period July 25, 2014 (re-inception date) to January 31, 2015.

6. Distributions to shareholders by class

	Year Ended January 31, 2015	Year Ended January 31, 2014

Allocation 85%
Net Investment Income:
Class A	$7,364,638	$6,358,431
Class B	26,078	89,815
Class C	177,683	89,657
Class R1	113	—
Class I	31,471	12,200
Total	$7,599,983	$6,550,103

Net Realized Gains:
Class A	$19,601,496	—
Class B	1,857,004	—
Class C	707,393	—
Class R1	290	—
Class I	55,278	—
Total	$22,221,461	—

Allocation 70%
Net Investment Income:
Class A	$6,917,247	$5,226,840
Class B	70,648	80,461
Class C	255,462	125,900
Class R1	160	—
Class I	106,461	16,860
Total	$7,349,978	$5,450,061

62	QS Legg Mason Lifestyle Series 2015 Annual Report

	Year Ended January 31, 2015	Year Ended January 31, 2014

Allocation 50%
Net Investment Income:
Class A	$5,576,568	$4,864,513
Class B	144,158	216,231
Class C	247,924	169,448
Class R1	160	—
Class I2	89,729	—
Total	$6,058,539	$5,250,192

Allocation 30%
Net Investment Income:
Class A	$3,384,865	$2,873,083
Class B	121,685	138,841
Class C	51,486	28,230
Class C1	92,108	74,341
Class R1	200	—
Class I	49,381	4,518
Total	$3,699,725	$3,119,013

[1]	For the period June 2, 2014 (inception date) to January 31, 2015.

[2]	For the period July 25, 2014 (re-inception date) to January 31, 2015.

7. Shares of beneficial interest

At January 31, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Funds have the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended January 31, 2015		Year Ended January 31, 2014
	Shares	Amount	Shares	Amount

Allocation 85%
Class A
Shares sold	4,066,952	$72,928,468	3,391,506	$54,788,965
Shares issued on reinvestment	1,500,453	26,876,924	363,944	6,339,006
Shares repurchased	(4,517,959)	(80,956,853)	(4,798,769)	(77,245,801)
Net increase (decrease)	1,049,446	$18,848,539	(1,043,319)	$(16,117,830)

Class B
Shares sold	8,647	$145,066	19,300	$301,022
Shares issued on reinvestment	111,546	1,880,316	5,480	89,694
Shares repurchased	(1,415,216)	(23,841,928)	(1,180,516)	(18,062,345)
Net decrease	(1,295,023)	$(21,816,546)	(1,155,736)	$(17,671,629)

Class C
Shares sold	517,415	$8,822,261	145,475	$2,284,074
Shares issued on reinvestment	50,644	860,739	5,223	86,764
Shares repurchased	(215,306)	(3,677,768)	(178,016)	(2,768,475)
Net increase (decrease)	352,753	$6,005,232	(27,318)	$(397,637)

Class R1
Shares sold	550	$10,000	—	—
Shares issued on reinvestment	23	403	—	—
Shares repurchased	—	—	—	—
Net increase	573	$10,403	—	—

QS Legg Mason Lifestyle Series 2015 Annual Report	63

Notes to financial statements (cont’d)

	Year Ended January 31, 2015		Year Ended January 31, 2014
	Shares	Amount	Shares	Amount

Allocation 85% continued
Class I
Shares sold	99,835	$1,806,836	34,331	$550,392
Shares issued on reinvestment	4,748	84,662	701	12,200
Shares repurchased	(28,950)	(520,602)	(13,229)	(215,014)
Net increase	75,633	$1,370,896	21,803	$347,578

Allocation 70%
Class A
Shares sold	2,950,308	$50,453,870	2,418,197	$37,460,486
Shares issued on reinvestment	399,305	6,892,276	317,998	5,207,852
Shares repurchased	(3,495,352)	(59,741,227)	(3,807,277)	(58,969,692)
Net decrease	(145,739)	$(2,395,081)	(1,071,082)	$(16,301,354)

Class B
Shares sold	12,815	$222,214	26,926	$424,560
Shares issued on reinvestment	3,994	70,449	4,926	80,250
Shares repurchased	(809,209)	(14,025,465)	(780,429)	(12,257,398)
Net decrease	(792,400)	$(13,732,802)	(748,577)	$(11,752,588)

Class C
Shares sold	431,082	$7,470,502	204,877	$3,228,795
Shares issued on reinvestment	14,250	249,577	7,411	122,737
Shares repurchased	(194,665)	(3,373,515)	(167,120)	(2,626,454)
Net increase	250,667	$4,346,564	45,168	$725,078

Class R1
Shares sold	583	$10,000	—	—
Shares issued on reinvestment	9	160	—	—
Shares repurchased	—	—	—	—
Net increase	592	$10,160	—	—

Class I
Shares sold	340,300	$5,852,337	37,602	$591,697
Shares issued on reinvestment	6,213	106,461	1,032	16,862
Shares repurchased	(95,497)	(1,625,949)	(20,389)	(318,916)
Net increase	251,016	$4,332,849	18,245	$289,643

Allocation 50%
Class A
Shares sold	3,291,816	$49,068,970	2,487,177	$34,438,907
Shares issued on reinvestment	371,226	5,542,565	345,790	4,835,412
Shares repurchased	(2,982,515)	(44,390,526)	(3,204,333)	(44,399,122)
Net increase (decrease)	680,527	$10,221,009	(371,366)	$(5,124,803)

Class B
Shares sold	16,474	$250,213	54,952	$781,639
Shares issued on reinvestment	9,322	143,596	14,827	215,164
Shares repurchased	(482,128)	(7,379,648)	(542,106)	(7,724,369)
Net decrease	(456,332)	$(6,985,839)	(472,327)	$(6,727,566)

Class C
Shares sold	504,228	$7,759,377	319,498	$4,589,785
Shares issued on reinvestment	15,563	240,147	11,307	164,890
Shares repurchased	(214,955)	(3,306,116)	(287,772)	(4,109,381)
Net increase	304,836	$4,693,408	43,033	$645,294

64	QS Legg Mason Lifestyle Series 2015 Annual Report

	Year Ended January 31, 2015		Year Ended January 31, 2014
	Shares	Amount	Shares	Amount

Allocation 50% continued
Class R1
Shares sold	668	$10,000	—	—
Shares issued on reinvestment	10	160	—	—
Shares repurchased	—	—	—	—
Net increase	678	$10,160	—	—

Class I2
Shares sold	509,849	$7,678,559	—	—
Shares issued on reinvestment	6,010	89,729	—	—
Shares repurchased	(11,138)	(167,404)	—	—
Net increase	504,721	$7,600,884	—	—

Allocation 30%
Class A
Shares sold	1,566,119	$21,000,918	1,345,251	$17,188,116
Shares issued on reinvestment	252,565	3,374,107	224,536	2,867,369
Shares repurchased	(2,010,527)	(26,882,390)	(1,993,759)	(25,457,526)
Net decrease	(191,843)	$(2,507,365)	(423,972)	$(5,402,041)

Class B
Shares sold	21,418	$292,151	23,509	$303,398
Shares issued on reinvestment	8,847	120,599	10,538	137,446
Shares repurchased	(216,485)	(2,953,931)	(295,074)	(3,838,416)
Net decrease	(186,220)	$(2,541,181)	(261,027)	$(3,397,572)

Class C
Shares sold	65,642	$866,042	185,087	$2,357,795
Shares issued on reinvestment	3,797	50,488	2,110	27,084
Shares repurchased	(42,404)	(563,750)	(14,369)	(184,314)
Net increase	27,035	$352,780	172,828	$2,200,565

Class C1
Shares sold	67,000	$916,606	8,029	$105,735
Shares issued on reinvestment	6,341	86,230	5,316	69,224
Shares repurchased	(53,378)	(726,305)	(64,977)	(846,199)
Net increase (decrease)	19,963	$276,531	(51,632)	$(671,240)

Class R1
Shares sold	1,250	$16,750	—	—
Shares issued on reinvestment	15	200	—	—
Shares repurchased	—	—	—	—
Net increase	1,265	$16,950	—	—

Class I
Shares sold	247,574	$3,326,804	8,069	$104,367
Shares issued on reinvestment	3,703	49,381	353	4,518
Shares repurchased	(90,922)	(1,211,308)	(127)	(1,623)
Net increase	160,355	$2,164,877	8,295	$107,262

[1]	For the period June 2, 2014 (inception date) to January 31, 2015.

[2]	For the period July 25, 2014 (re-inception date) to January 31, 2015.

8. Transactions with affiliated Underlying Funds

As defined by the 1940 Act, an affiliated company is one in which the Funds own 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Legg Mason through sub-advisory agreements with its wholly owned subsidiaries, also provides investment management services to certain of the Underlying Funds held by the Funds. Based on the Funds’ relative

QS Legg Mason Lifestyle Series 2015 Annual Report	65

Notes to financial statements (cont’d)

ownership, the following Underlying Funds were considered affiliated companies for all or some portion of the year ended January 31, 2015. The following transactions were effected in shares of such Underlying Funds for the year ended January 31, 2015.

	Affiliate Value at January 31, 2014	Purchased		Sold		Income Distributions from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Affiliate Value at January 31, 2015	Realized Gain/Loss from Sale of Affiliated Underlying Funds
Allocation 85%		Cost	Shares	Cost	Shares
ClearBridge Aggressive Growth Fund	$78,014,217	$7,614,235	34,322	$15,127,369	110,483	—	$1,417,670	$69,233,760	$9,212,030
ClearBridge Appreciation Fund	79,776,345	9,909,145	485,854	17,640,461	966,255	$1,103,752	3,001,275	75,250,679	1,908,923
ClearBridge International Value Fund	76,253,987	18,672,864	1,687,257	19,115,712	1,716,441	1,111,298	—	68,660,214	(1,605,613)
ClearBridge Mid Cap Core Fund	37,241,199	2,765,877	84,177	4,264,221	134,434	—	1,347,186	37,549,989	191,182
ClearBridge Small Cap Growth Fund	54,332,930	6,006,809	210,006	6,572,942	250,807	—	1,994,458	51,055,047	750,116
Legg Mason BW Diversified Large Cap Value Fund	80,903,578	13,629,062	696,403	20,833,046	1,150,586	1,040,064	6,360,695	74,392,794	1,815,634
QS Batterymarch International Equity Fund	71,458,785	15,922,816	1,052,037	22,116,375	1,393,089	1,899,620	—	66,935,776	(2,046,366)
QS Batterymarch U.S. Large Cap Equity Fund	84,860,758	9,773,296	586,352	21,046,015	1,615,969	757,990	3,307,818	75,741,095	5,960,960
QS Legg Mason Strategic Real Return Fund	52,436,798	8,319,047	616,782	3,422,252	240,594	187,021	754,859	52,268,384	19,011
Royce Value Fund	52,708,609	9,402,695	785,056	4,577,303	343,697	203,891	6,687,454	50,727,934	(44,745)
Western Asset Core Plus Bond Fund	16,192,263	59,241,962	5,066,299	30,286,078	2,687,730	592,464	—	45,106,525	913,238
Western Asset High Yield Fund	21,578,001	24,421,914	2,701,260	9,206,454	1,005,007	1,822,700	—	34,410,728	(546,913)
Western Asset Total Return Unconstrained Fund	30,031,471	37,271,902	3,575,362	26,842,079	2,642,203	714,950	—	39,205,759	1,430,643
	$735,788,941	$222,951,624		$201,050,307		$9,433,750	$24,871,415	$740,538,684	$17,958,100

	Affiliate Value at January 31, 2014	Purchased		Sold		Income Distributions from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Affiliate Value at January 31, 2015	Realized Gain/Loss from Sale of Affiliated Underlying Funds
Allocation 70%		Cost	Shares	Cost	Shares
ClearBridge Aggressive Growth Fund	$46,158,787	$2,603,330	11,970	$4,026,840	61,705	—	$814,528	$39,947,877	$9,580,994
ClearBridge Appreciation Fund	48,355,841	4,030,167	198,989	10,234,830	579,335	$639,666	1,742,067	43,855,394	1,505,332
ClearBridge International Value Fund	35,373,216	15,328,310	1,382,218	11,988,889	1,068,955	585,195	—	35,121,849	(1,083,127)
ClearBridge Mid Cap Core Fund	21,751,245	1,765,596	53,813	2,644,950	88,204	—	782,800	21,767,954	273,713
ClearBridge Small Cap Growth Fund	25,767,464	2,837,125	99,151	3,575,561	143,952	—	919,697	23,493,913	621,629
Legg Mason BW Diversified Large Cap Value Fund	49,142,361	6,187,480	320,067	12,045,488	694,600	603,714	3,692,120	43,356,563	1,680,082
QS Batterymarch International Equity Fund	29,912,885	12,145,421	799,349	11,357,135	759,653	895,149	—	30,652,471	(406,909)
QS Batterymarch U.S. Large Cap Equity Fund	50,636,464	3,870,019	235,171	11,121,732	913,712	440,006	1,920,157	44,143,677	4,140,447
QS Legg Mason Strategic Real Return Fund	34,422,530	6,009,604	444,555	2,489,612	175,497	124,228	500,472	34,588,309	7,141
Royce Value Fund	24,677,526	4,646,003	385,188	2,693,344	215,019	94,043	3,084,532	23,343,565	166,346
Western Asset Core Plus Bond Fund	51,387,062	39,890,906	3,414,393	20,886,561	1,814,845	1,824,619	—	72,652,769	151,311
Western Asset High Yield Fund	19,179,755	17,679,797	1,959,396	11,307,893	1,235,691	1,507,423	—	23,953,391	(675,749)
Western Asset Total Return Unconstrained Fund	49,298,112	25,054,888	2,395,367	16,428,062	1,586,289	1,636,453	—	56,856,034	559,800
	$486,063,248	$142,048,646		$120,800,897		$8,350,496	$13,456,373	$493,733,766	$16,521,010

66	QS Legg Mason Lifestyle Series 2015 Annual Report

	Affiliate Value at January 31, 2014	Purchased		Sold		Income Distributions from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Affiliate Value at January 31, 2015	Realized Gain/Loss from Sale of Affiliated Underlying Funds
Allocation 50%		Cost	Shares	Cost	Shares
ClearBridge Aggressive Growth Fund	$18,986,385	$2,046,891	9,337	$4,047,834	28,326	—	$345,318	$16,750,696	$2,205,342
ClearBridge Appreciation Fund	20,405,508	2,501,128	122,669	4,146,764	242,530	$284,890	775,475	19,307,407	775,593
ClearBridge International Value Fund	12,626,439	8,105,316	730,906	5,839,968	530,008	233,246	—	13,428,392	(403,608)
ClearBridge Mid Cap Core Fund	10,764,220	1,217,249	36,911	1,645,864	54,247	—	384,368	10,762,178	148,314
ClearBridge Small Cap Growth Fund	12,700,089	1,598,578	55,663	1,738,914	64,706	—	464,508	11,947,862	143,446
Legg Mason BW Diversified Large Cap Value Fund	20,999,755	3,400,976	173,935	5,380,670	303,777	268,723	1,643,427	19,087,950	612,414
QS Batterymarch International Equity Fund	12,392,056	7,520,667	495,092	6,137,752	411,331	413,597	—	13,669,807	(207,393)
QS Batterymarch U.S. Large Cap Equity Fund	22,017,612	2,537,518	152,651	5,098,357	433,265	195,869	854,760	19,430,759	2,153,454
QS Legg Mason Strategic Real Return Fund	20,994,355	4,950,211	363,537	1,517,665	105,738	79,473	319,976	22,266,707	(12,308)
Royce Value Fund	12,163,408	2,878,728	233,702	1,451,953	116,927	47,387	1,554,271	11,872,736	115,406
Western Asset Core Plus Bond Fund	76,908,910	31,171,410	2,673,192	15,810,958	1,371,573	2,761,440	—	95,791,965	79,017
Western Asset High Yield Fund	17,814,556	11,759,332	1,301,063	6,165,978	672,597	1,328,822	—	21,878,488	(363,529)
Western Asset Total Return Unconstrained Fund	39,068,315	13,349,966	1,269,519	7,446,490	701,623	1,419,693	—	44,297,142	60,616
	$297,841,608	$93,037,970		$66,429,167		$7,033,140	$6,342,103	$320,492,089	$5,306,764

	Affiliate Value at January 31, 2014	Purchased		Sold		Income Distributions from Affiliated Underlying Funds	Capital Gain Distributions from Affiliated Underlying Funds	Affiliate Value at January 31, 2015	Realized Gain/Loss from Sale of Affiliated Underlying Funds
Allocation 30%		Cost	Shares	Cost	Shares
ClearBridge Aggressive Growth Fund	$4,804,676	$434,160	1,995	$1,269,571	8,593	—	$82,941	$3,849,300	$625,346
ClearBridge Appreciation Fund	5,931,575	636,530	31,455	1,439,709	93,912	$78,268	212,914	5,068,076	465,151
ClearBridge Mid Cap Core Fund	5,371,438	472,378	14,431	1,210,188	52,000	—	161,740	4,430,880	519,024
Legg Mason BW Diversified Large Cap Value Fund	5,994,483	905,069	46,493	1,774,846	107,081	73,782	451,230	5,012,147	337,161
QS Batterymarch International Equity Fund	7,093,204	4,382,715	287,747	4,567,920	310,760	228,532	—	6,800,670	(67,970)
QS Batterymarch U.S. Large Cap Equity Fund	6,434,343	643,149	39,050	1,727,441	156,276	53,763	234,620	5,101,456	884,213
QS Legg Mason Strategic Real Return Fund	10,056,209	1,831,295	134,283	828,570	58,303	36,703	147,733	10,071,845	(17,441)
Royce Value Fund	5,217,932	964,424	78,936	1,176,693	102,139	17,420	571,365	4,275,969	203,519
Western Asset Core Plus Bond Fund	59,526,972	15,524,193	1,333,169	12,153,611	1,059,454	2,091,067	—	65,447,633	112,560
Western Asset High Yield Fund	13,231,690	5,836,304	641,824	4,411,839	482,306	921,772	—	13,650,629	(228,530)
Western Asset Total Return Unconstrained Fund	21,818,493	5,374,423	509,078	4,189,894	398,014	791,870	—	22,599,430	54,055
	$145,481,015	$37,004,640		$34,750,282		$4,293,177	$1,862,543	$146,308,035	$2,887,088

QS Legg Mason Lifestyle Series 2015 Annual Report	67

Notes to financial statements (cont’d)

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal year ended January 31, 2015 was as follows:

	Allocation 85%	Allocation 70%

Distributions Paid From:
Ordinary income	$8,473,391	$7,349,978
Net long-term capital gains	21,348,053	—
Total distributions paid	$29,821,444	$7,349,978

	Allocation 50%	Allocation 30%

Distributions Paid From:
Ordinary income	$6,058,539	$3,699,725

The tax character of distributions paid during the fiscal year ended January 31, 2014 was as follows:

	Allocation 85%	Allocation 70%

Distributions Paid From:
Ordinary income	$6,550,103	$5,450,061

	Allocation 50%	Allocation 30%

Distributions Paid From:
Ordinary income	$5,250,192	$3,119,013

As of January 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Allocation 85%	Allocation 70%
Undistributed ordinary income — net	$279,045	$269,094
Undistributed long-term capital gains — net	28,082,702	3,328,581
Total undistributed earnings	$28,361,747	$3,597,675
Deferred capital losses*	(2,411,217)	—
Other book/tax temporary differences(a)	(61,749)	(50,302)
Unrealized appreciation (depreciation)(b)	151,623,213	93,724,245
Total accumulated earnings (losses) — net	$177,511,994	$97,271,618

	Allocation 50%	Allocation 30%
Undistributed ordinary income — net	$444,208	$235,909
Undistributed long-term capital gains — net	742,532	—
Total undistributed earnings	$1,186,740	$235,909
Deferred capital losses*	—	(405,343)
Capital loss carryforward**	—	(4,815,314)
Other book/tax temporary differences(a)	(41,587)	(34,022)
Unrealized appreciation (depreciation)(b)	47,577,538	16,242,505
Total accumulated earnings (losses) — net	$48,722,691	$11,223,735

During the taxable year ended January 31, 2015, Allocation 70% and Allocation 50% utillized all of their respective capital loss carryforwards available from prior years.

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future capital gains.

**	During the taxable year ended January 31, 2015, Allocation 30% utilized $4,190,511 of its capital loss carryforwards available from prior years. As of January 31, 2015, Allocation 30% had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
1/31/2018	$(3,770,851)
1/31/2019	(1,044,463)
$(4,815,314)

These amounts will be available to offset any future taxable capital gains. In addition, $2,123,171 of Allocation 30%‘s capital loss carryforward is subject to an annual limitation of $1,620,185 due to a reorganization in previous years.

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

68	QS Legg Mason Lifestyle Series 2015 Annual Report

10. Subsequent event

At its February 2015 meeting, the Board of Trustees approved a proposal by LMPFA to make several enhancements to the Funds, including new naming conventions, broadening the investment universe to include all Legg Mason affiliated mutual funds, removing the specific target allocations and broadening the equity and fixed income investment bands, and lowering expense cap levels on selected share classes. The proposed changes do not require a shareholder vote, but at least 60 days’ prior written notice will be provided shareholders. It is expected that the changes to the Funds will become effective by June 1, 2015.

QS Legg Mason Lifestyle Series 2015 Annual Report	69

Report of independent registered public

accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statements of assets and liabilities of QS Legg Mason Lifestyle Allocation 85% (formerly, Legg Mason Lifestyle Allocation 85%), QS Legg Mason Lifestyle Allocation 70% (formerly, Legg Mason Lifestyle Allocation 70%), QS Legg Mason Lifestyle Allocation 50% (formerly, Legg Mason Lifestyle Allocation 50%), and QS Legg Mason Lifestyle Allocation 30% (formerly, Legg Mason Lifestyle Allocation 30%) (collectively, the “Funds”), each a series of Legg Mason Partners Equity Trust, including the schedules of investments, as of January 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended and with respect to QS Legg Mason Lifestyle Allocation 50% for the year ended January 31, 2009 and the period January 29, 2008 to January 31, 2008. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2015, by correspondence with the transfer agent and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of QS Legg Mason Lifestyle Allocation 85%, QS Legg Mason Lifestyle Allocation 70%, QS Legg Mason Lifestyle Allocation 50%, and QS Legg Mason Lifestyle Allocation 30%, as of January 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended and with respect to QS Legg Mason Lifestyle Allocation 50% for the year ended January 31, 2009 and the period January 29, 2008 to January 31, 2008, in conformity with U.S. generally accepted accounting principles.

New York, New York

March 17, 2015

70	QS Legg Mason Lifestyle Series 2015 Annual Report

Board approval of management and

subadvisory agreements (unaudited)

QS Legg Mason Lifestyle Allocation 85%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which QS Legg Mason Global Asset Allocation, LLC (“QS/LMGAA”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with QS/LMGAA, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and QS/LMGAA’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

QS Legg Mason Lifestyle Series	71

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2014. The Fund performed better than the median performance of the funds in the Performance Universe for the one-, three- and five-year periods and was ranked in the first quintile of the Performance Universe for each such period, but performed below the median performance of the funds in the Performance Universe for the ten-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2014, which showed that the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and QS/LMGAA were committed to providing the resources necessary to assist the Fund’s portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and with management’s efforts to improve the Fund’s performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager or sub-investment advisory fees payable by the Fund to the Sub-Advisers.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of retail front-end load actively managed affiliated funds of funds consisting of nine mixed-asset target allocation growth funds of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed affiliated mixed-asset target allocation growth funds of funds (the “Expense Universe”). This information showed that the Fund’s total expense ratio (including underlying fund expenses) was higher than the median of the total expense ratios of the funds in the Expense Group and was higher than the average total expense ratio of the funds in the Expense Universe. The Trustees noted that the Fund’s total expense ratio was impacted by transfer agent costs that were higher than the average transfer agent costs of the funds in the Expense Group and the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

72	QS Legg Mason Lifestyle Series

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

QS Legg Mason Lifestyle Series	73

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

QS Legg Mason Lifestyle Allocation 70%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which QS Legg Mason Global Asset Allocation, LLC (“QS/LMGAA”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with QS/LMGAA, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and QS/LMGAA’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

74	QS Legg Mason Lifestyle Series

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2014. The Fund performed better than the median performance of the funds in the Performance Universe for the one-, three- and five-year periods and was ranked in the first quintile of the Performance Universe for the five-year period, but performed below the median performance of the funds in the Performance Universe for the ten-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2014, which showed that the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and QS/LMGAA were committed to providing the resources necessary to assist the Fund’s portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and with management’s efforts to improve the Fund’s performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager or sub-investment advisory fees payable by the Fund to the Sub-Advisers.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of retail front-end load actively managed affiliated funds of funds consisting of eight mixed-asset target allocation growth funds of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed affiliated mixed-asset target allocation growth funds of funds (the “Expense Universe”). This information showed that the Fund’s total expense ratio (including underlying fund expenses) was higher than the median of the total expense ratios of the funds in the Expense Group, but was lower than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

QS Legg Mason Lifestyle Series	75

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

76	QS Legg Mason Lifestyle Series

QS Legg Mason Lifestyle Allocation 50%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which QS Legg Mason Global Asset Allocation, LLC (“QS/LMGAA”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with QS/LMGAA, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and QS/LMGAA’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

QS Legg Mason Lifestyle Series	77

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation moderate funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2014. The Fund performed better than the median performance of the funds in the Performance Universe for the one-, three- and five-year periods and was ranked in the first quintile of the Performance Universe for the five-year period, but performed below the median performance of the funds in the Performance Universe for the ten-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2014, which showed that the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and QS/LMGAA were committed to providing the resources necessary to assist the Fund’s portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and with management’s efforts to improve the Fund’s performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager or sub-investment advisory fees payable by the Fund to the Sub-Advisers.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of retail front-end load actively managed affiliated funds of funds consisting of eight mixed-asset target allocation moderate funds of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed affiliated mixed-asset target allocation moderate funds of funds (the “Expense Universe”). This information showed that the Fund’s total expense ratio (including underlying fund expenses) was higher than the median of the total expense ratios of the funds in the Expense Group, but was lower than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

78	QS Legg Mason Lifestyle Series

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

QS Legg Mason Lifestyle Series	79

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

QS Legg Mason Lifestyle Allocation 30%

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which QS Legg Mason Global Asset Allocation, LLC (“QS/LMGAA”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with QS/LMGAA, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and QS/LMGAA’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

80	QS Legg Mason Lifestyle Series

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional mixed-asset target allocation conservative funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2014. The Fund performed better than the median performance of the funds in the Performance Universe for each period and was ranked in the first quintile of the Performance Universe for the five-year period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2014, which showed that the Fund’s performance was below the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and QS/LMGAA were committed to providing the resources necessary to assist the Fund’s portfolio managers and improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and with management’s efforts to improve the Fund’s performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Expense ratios

The Board noted that the Fund bears indirectly its pro rata share of the expenses of the underlying funds in which it invests, including management fees payable by such underlying funds to the Manager or its affiliates. The Board noted that there is no management fee payable by the Fund to the Manager or sub-investment advisory fees payable by the Fund to the Sub-Advisers.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s overall expense ratio with those of a group of retail front-end load actively managed affiliated funds of funds consisting of eight mixed-asset target allocation conservative funds of funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load actively managed affiliated mixed-asset target allocation conservative funds of funds (the “Expense Universe”). This information showed that the Fund’s total expense ratio (including underlying fund expenses) was higher than the median of the total expense ratios of the funds in the Expense Group, but was lower than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

QS Legg Mason Lifestyle Series	81

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

Taking all of the above into consideration, the Board determined that the Fund’s expense ratio was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

82	QS Legg Mason Lifestyle Series

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Legg Mason Lifestyle Series (formerly, Legg Mason Lifestyle Series) (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Althea L. Duersten[3]
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (1993 to 2011)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

QS Legg Mason Lifestyle Series	83

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (35 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	39
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

84	QS Legg Mason Lifestyle Series

Interested Trustee and Officer
Kenneth D. Fuller[4]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and
Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

QS Legg Mason Lifestyle Series	85

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

86	QS Legg Mason Lifestyle Series

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Effective April 1, 2014, Ms. Duersten became a Trustee.

[4]	Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

QS Legg Mason Lifestyle Series	87

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended January 31, 2015:

		Allocation 85%
Record date:		6/17/2014	12/9/2014	12/26/2014
Payable date:		6/18/2014	12/10/2014	12/29/2014
Ordinary income:*
Qualified dividend income for individuals		—	91.95%	91.95%
Dividends qualifying for the dividends
received deduction for corporations		—	53.46%	53.46%
Interest from Federal obligations		—	0.78%	0.78%
Foreign source income		—	21.21%	21.21%
Foreign taxes paid per share		—	—	$0.008552
Long-term capital gain dividend		$0.217905	$0.285670	—

			Allocation 70%
Record date:			6/17/2014	12/26/2014
Payable date:			6/18/2014	12/29/2014
Ordinary income:*
Qualified dividend income for individuals			45.04%	65.23%
Dividends qualifying for the dividends
received deduction for corporations			34.34%	39.93%
Interest from Federal obligations			2.92%	2.92%
Foreign source income			—	14.90%
Foreign taxes paid per share			—	$0.006352

	Allocation 50%
Record date:	3/27/2014	6/26/2014	9/29/2014	12/26/2014
Payable date:	3/28/2014	6/27/2014	9/30/2014	12/29/2014
Ordinary income:*
Qualified dividend income for individuals	24.60%	36.81%	36.81%	36.81%
Dividends qualifying for the dividends
received deduction for corporations	16.19%	22.97%	22.97%	22.97%
Interest from Federal obligations	4.39%	4.39%	4.39%	4.39%
Foreign source income	—	—	—	13.93%
Foreign taxes paid per share	—	—	—	$0.003648

	Allocation 30%
Record date:	3/27/2014	6/26/2014	9/29/2014	12/26/2014
Payable date:	3/28/2014	6/27/2014	9/30/2014	12/29/2014
Ordinary income:*
Qualified dividend income for individuals	12.15%	19.85%	19.85%	19.85%
Dividends qualifying for the dividends
received deduction for corporations	7.24%	11.68%	11.68%	11.68%
Interest from Federal obligations	5.18%	5.18%	5.18%	5.18%
Foreign source income	—	—	—	9.82%
Foreign taxes paid per share	—	—	—	$0.001852

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

88	QS Legg Mason Lifestyle Series

QS Legg Mason

Lifestyle Series

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten*

Kenneth D. Fuller President

Frank G. Hubbard

Howard J. Johnson Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Legg Mason Global Asset Allocation, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective April 1, 2014, Ms. Duersten became a Trustee.

QS Legg Mason Lifestyle Series

QS Legg Mason Lifestyle Allocation 85%

QS Legg Mason Lifestyle Allocation 70%

QS Legg Mason Lifestyle Allocation 50%

QS Legg Mason Lifestyle Allocation 30%

The Funds are separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

QS Legg Mason Lifestyle Series

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Funds at 1-877-721-1926.

Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Funds at 1-877-721-1926, (2) on the Funds’ website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Legg Mason Lifestyle Series. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus.

Investors should consider each Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2015 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01278 3/15 SR15-2436

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending January 31, 2014 and January 31, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $342,471 in January 31, 2014 and $125,244 in January 31, 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in January 31, 2014 and $0 in January 31, 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $58,600 in January 31, 2014 and $21,200 in January 31, 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of
Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an

“Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for January 31, 2014 and January 31, 2015; Tax Fees were 100% and 100% for January 31, 2014 and January 31, 2015; and Other Fees were 100% and 100% for January 31, 2014 and January 31, 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2015

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	March 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	March 18, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	March 18, 2015